                        Registration No. 33-11465


As Filed with the Securities and Exchange Commission on March 31, 1997


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                  POST-EFFECTIVE AMENDMENT NO. 11

                             FORM S-6

             FOR REGISTRATION UNDER THE SECURITIES ACT
             OF 1933 OF SECURITIES OF UNIT INVESTMENT
                 TRUSTS REGISTERED ON FORM N-8B-2

              UNITED INVESTORS LIFE VARIABLE ACCOUNT
                       (Exact Name of Trust)

              UNITED INVESTORS LIFE INSURANCE COMPANY
                        (Name of Depositor)
                      2001 Third Avenue South
                    Birmingham, Alabama  35233
              (Address of Principal Executive Office)


                       _____________________

                    James L. Sedgwick, Esquire
              United Investors Life Insurance Company
                      2001 Third Avenue South
                    Birmingham, Alabama  35233

        (Name and Address of Agent for Service of Process)

                             Copy to:

                   Frederick R. Bellamy, Esquire

                   Sutherland, Asbill & Brennan, L.L.P.
                  1275 Pennsylvania Avenue, N.W.
                      Washington, D.C.  20004

                 ________________________________

                DECLARATION PURSUANT TO RULE 24f-2

Flexible Premium Variable Life Insurance Policy -- An indefinite amount of securities has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the year ended December 31, 1996 was filed on January 22, 1997.

                       ____________________

It is proposed that this filing will become effective (check appropriate box):

      [ ]  immediately upon filing pursuant to paragraph (b)

      [x]  on April 4, 1997 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a) (i)
      [ ]  on _________ pursuant to paragraph (a) (i)
      [ ]  75 days after filing pursuant to paragraph (a) (ii)
      [ ]  on _________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:
      [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

                 CROSS REFERENCE TO ITEMS REQUIRED
                          BY FORM N-8B-2


Item No. Of
Form N-8B-2   Caption In Prospectus

  1.          Cover Page
  2.          Cover Page
  3.          Not Applicable
  4.          Distribution of Policies
  5.          United Investors Life Insurance Company; United
                Investors Life Variable Account
  6.          United Investors Life Variable Account
  7.          Not Applicable
  8.          Not Applicable
  9.          Legal Proceedings
 10.          Summary; United Investors Life Variable Account;
                TMK/United Funds, Inc.; Charges and Deductions; Policy Rights and Benefits; Voting Rights; General Provisions
 11.          Summary; TMK/United Funds, Inc.
 12.          Summary; TMK/United Funds, Inc.
 13.          Summary; Charges and Deductions; TMK/United Funds,
                Inc.
 14.          Summary; Premiums
 15.          Summary; Premiums
 16.          Premiums; TMK/United Funds, Inc.
 17.          Summary; Charges and Deductions; Policy Rights and
                Benefits; TMK/United Funds, Inc.
 18.          TMK/United Funds, Inc.; Premiums
 19.          General Provisions, Voting Rights
 20.          Not Applicable
 21.          Policy Rights and Benefits; General Provisions
 22.          Not Applicable
 23.          Additional Information
 24.          General Provisions
 25.          United Investors Life Insurance Company
 26.          Not Applicable
 27.          United Investors Life Insurance Company
 28.          Executive Officers and Directors
 29.          United Investors Life Insurance Company
 30.          Not Applicable
 31.          Not Applicable
 32.          Not Applicable
 33.          Not Applicable
 34.          Not Applicable
 35.          Distribution of the Policies
 36.          Not Applicable
 37.          Not Applicable
 38.          Summary; Distribution of the Policies
 39.          Summary; Distribution of the Policies
 40.          Not Applicable
 41.          United Investors Life Insurance Company;
                Distribution of the Policies
 42.          Not Applicable
 43.          Not Applicable
 44.          Premiums
 45.          Not Applicable

Item No. Of
Form N-8B-2   Caption In Prospectus

 46.          Policy Rights and Benefits
 47.          TMK/United Funds, Inc.
 48.          Not Applicable
 49.          Not Applicable
 50.          United Investors Life Variable Account
 51.          Cover Page; Summary; Charges and Deductions;
                Policy Rights and Benefits; Premiums
 52.          TMK/United Funds, Inc.
 53.          Federal Tax Matters
 54.          Not Applicable
 55.          Not Applicable
 56.          Not Applicable
 57.          Not Applicable
 58.          Not Applicable
 59.          Financial Statements

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                     U N I T E D   I N V E S T O R
                     S

                     A D V A N T A G E  I SM

                     FLEXIBLE PREMIUM VARIABLE
                     LIFE INSURANCE POLICY

                     PROSPECTUS

-------------------------------------------------------------------------------
                     This Prospectus describes the Flexible Premium Variable Life Insurance Policy ("Policy") issued by United Investors Life Insurance Company ("United Investors"). While the Policy can be purchased with a single premium, it provides some flexibility to pay additional premiums if the Policyowner so desires. The Policy provides for life insurance coverage on the named Insured up to age
                     95, for the accumulation of Policy Value, for loan privileges while the Insured is living, and for other features that usually are associated with conventional life insurance policies. Generally, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the Policy. In addition, prior to age 59 1/2, such distributions generally are subject to a 10% penalty tax. However, unlike conventional insurance, the Death Benefit may and the Policy Value will vary based on the performance of the investments made in one or more of the Investment Divisions of United Investors Life Variable Account (the "Variable Account").

                     The amount of the Death Benefit will never be less than the Minimum Death Benefit specified in the Policy while the Policy is still in force. Additional premium payments may be required to keep the Policy in force. No minimum amount of Policy Value is guaranteed, so the Policyowner bears the entire investment risk under this Policy.

                     It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns a flexible premium variable life insurance policy.

                     Because of the premium level contemplated under the Policies, all Policies entered into after June 20, 1988, will be treated as modified endowment contracts. (See Federal Tax Matters.)

                     This Prospectus Must be Accompanied or Preceded by a Current Prospectus For TMK/United Funds, Inc.

-------------------------------------------------------------------------------
                     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
                     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

-------------------------------------------------------------------------------

                     The Date of This Prospectus is April 4, 1997.

                     Issued By
                           United Investors Life Insurance Company
                           (a Missouri Stock Company)
                           2001 Third Avenue South
                           Birmingham, Alabama 35233

-------------------------------------------------------------------------------

                                                             U-1003 (4-97)

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS

-------------------------------------------------------------------------------
 Definitions                    Definitions...............................    i
-------------------------------------------------------------------------------
 Summary                        Summary...................................    1
-------------------------------------------------------------------------------
 United Investors Life          United Investors Life Insurance Company...    3
 Insurance Company and          United Investors Life Variable Account....    4
 United Investors Life Variable TMK/United Funds, Inc. ...................    4
 Account
-------------------------------------------------------------------------------
 Policy Rights and Benefits     Death Benefit.............................    7
                                Changes in the Minimum Death Benefit......    7
                                Policy Value..............................    8
                                Policy Loans..............................    9
                                Surrenders................................   10
                                Transfers.................................   10
                                Dollar Cost Averaging.....................   11
                                Free Look Period..........................   11
                                Right to Exchange for Fixed Life
                                Insurance.................................   11
                                Voting Rights.............................   11
-------------------------------------------------------------------------------
 Premium Payment and            Issuance of a Policy......................   12
 Allocation                     Premiums..................................   12
                                Allocation of Premiums....................   13
                                Termination, Grace Period, and
                                Reinstatement.............................   13
-------------------------------------------------------------------------------
 Charges and Deductions         Mortality and Expense Risk Charge.........   14
                                Annual Deduction..........................   14
                                Additional Premium Charge.................   15
                                Federal Taxes.............................   15
                                Surrender Charge..........................   15
                                Fund Expenses.............................   16
-------------------------------------------------------------------------------
 Payment Options                Payment Options...........................   16
-------------------------------------------------------------------------------
 General Provisions             General Provisions........................   17
-------------------------------------------------------------------------------
 Distribution of the Policies   Distribution of the Policies..............   18
-------------------------------------------------------------------------------
 Federal Tax Matters            Federal Tax Matters.......................   19
-------------------------------------------------------------------------------
 Additional Information         Additional Information....................   22
-------------------------------------------------------------------------------
 Financial Statements           Financial Statements......................  F-1
-------------------------------------------------------------------------------
 Appendix A                     Appendix A................................  A-1
-------------------------------------------------------------------------------
 Appendix B                     Appendix B................................  B-1

                  The Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PRIMARY PURPOSE OF THIS POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

-------------------------------------------------------------------------------
                         DEFINITIONS

-------------------------------------------------------------------------------
Accumulation Unit....... means an accounting unit used to calculate the Policy
                         Value.

Attained Age............ means the age of the Insured on his/her birthday nearest a Policy Anniversary date (or the Policy
                         Date).

Beneficiary............. means the person or persons to whom this Policy's
                         Death Benefit is paid when the Insured dies.

Death Benefit........... means the amount payable under your Policy when the
                         Insured dies.

Fund.................... means the mutual fund available for investment by the
                         Variable Account on the Policy Date or as later changed by us. The Fund available as of the date of this prospectus is TMK/United Funds, Inc.

Grace Period Premium.... means that portion of the payment described in the grace period provision of the Policy which represents accrued and unpaid annual deductions.

In Force................ means the Insured's life remains insured under the terms of the Policy.

Insured................. means the person whose life is insured by the Policy.

Issue Age............... means the age of the Insured on his/her birthday nearest the Policy Date.

Loan Balance............ means all existing loans on a Policy plus any added or accrued loan interest.

Maturity Date........... means the date on which the Proceeds are payable if the Insured is living.

Minimum Death Benefit... means the least amount of Death Benefit payable while the Policy remains in force. It is determined by the Insured's age, sex and the amount of initial and subsequent premiums paid.

Net Investment Factor... means the index applied to measure the investment performance of an Investment Division from one Valuation Period to the next.

Net premium............. means the premium paid less any deduction for sales expenses and premium taxes.

Payee................... means the Beneficiary, or any other person, estate or legal entity to whom benefits are to be paid.

Policy Anniversary...... means the same day and month as the Policy Date each year that the Policy remains in force.

Policy Date............. means the date the Policy becomes effective, and the date from which Policy Anniversaries and Policy Years are determined.

Policyowner or Owner.... means the person named as the owner in the application, unless he or she has assigned ownership to someone else.

Policy Value............
                         means the Variable Account Value plus any Loan
                         Balance.

Policy Year............. means a year that starts on the Policy Date or on a
                         Policy Anniversary.

Proceeds................ means the amount payable under a Policy (a) upon the death of the Insured, (b) on the Maturity Date, or
                         (c) upon the surrender of the Policy.

Surrender Value......... means the Policy Proceeds if the Policy is surrendered in full prior to the Maturity Date. It is the Policy Value, less any Loan Balance and any applicable surrender charges.

Terminate............... means that the Policy is no longer in force. All insurance coverage under a Policy is stopped.

Valuation Date.......... means a normal business day, Monday through Friday.
                         However, we will not value the Policy's Death Benefits or Policy Value on any customary U.S. business holiday that the New York Stock Exchange is not open for trading. Those holidays currently are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period........ means the interval of time commencing at the close of business of the New York Stock Exchange on each Valuation Date and ending at the close of business of the New York Stock Exchange on the next Valuation Date.

Variable Account Value.. means the sum of all values of the Investment
                         Divisions of the Variable Account under the Policy.

We...................... means United Investors Life Insurance Company. "Us"
                         and "our" also refer to United Investors.

Written Request......... means a request in writing signed by the Policyowner.

You..................... means the Owner of this Policy. "Your" and "yours"
                         also refer to the Owner.

                                    SUMMARY

  The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding Loan Balance.

  THE POLICY. The Flexible Premium Variable Life Insurance Policy described in this Prospectus is a life insurance contract that provides for life insurance coverage on the named Insured up to age 95, cash values, surrender rights, policy loan privileges, and other features associated with conventional life insurance. The Policy is a "variable" policy because, unlike the fixed benefits of a conventional life insurance policy, the Death Benefit may, and the Policy Value will, increase or decrease depending upon the investment experience of the Investment Divisions of the Variable Account to which the Policyowner allocates the premium. However, so long as the Policy is in force, the Death Benefit will be at least equal to the Minimum Death Benefit specified in the Policy.

  The Policy is issued in consideration of the application and payment of the initial premium. The minimum initial premium is $5,000. The Policy can be purchased for a single premium. However, additional premiums may be paid at the Policyowner's option after the first Policy Year (within certain limits), and additional premiums may be required in order to keep the Policy in force. No Policy will be issued to an individual over age 75. The Policyowner determines the allocation of the premium and Policy Value among the Investment Divisions of the Variable Account.

  THE VARIABLE ACCOUNT. The Variable Account currently has eleven Investment Divisions. The Investment Divisions invest solely in shares of a corresponding portfolio of TMK/United Funds, Inc. (the "Fund"), which currently has the following eleven separate investment portfolios: the Money Market Portfolio, the Bond Portfolio, the High Income Portfolio, the Growth Portfolio, the Income Portfolio, the International Portfolio, the Small Cap Portfolio, the Balanced Portfolio, the Limited-Term Bond Portfolio, the Asset Strategy Portfolio and the Science and Technology Portfolio (collectively, the "Portfolios"). Each of these Portfolios have a different investment objective. (See TMK/United Funds, Inc.) The Policyowner may transfer the Policy Value from one Investment Division to one or more other Investment Divisions up to twelve times per Policy Year at no cost. (See Transfers.)

  DEATH BENEFIT. So long as the Policy remains in force, the Death Benefit payable will be the greater of the Minimum Death Benefit or the Policy Value multiplied by the Death Benefit Factor. The Death Benefit proceeds will be reduced by any outstanding Loan Balance. (See Death Benefit.)

  Death Benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. (See Payment Options.)

  POLICY VALUE. On the Policy Date the Policy Value equals the amount of the initial premium plus any accrued interest from the date of receipt of the premium to the Policy Date. Thereafter, the Policy Value will increase or decrease from day to day depending on the investment experience of the selected Investment Divisions. There is no guaranteed minimum Policy Value. You may surrender the Policy at any time for its Surrender Value, which is equal to the Policy Value reduced by any Loan Balance and any applicable surrender charges.

  The Policy Value is equal to the Variable Account Value plus any Loan Balance. The Variable Account Value is equal to the sum of the values of the Investment Divisions under the Policy. The Policy's Variable Account Value will reflect the investment performance of the selected Investment Divisions, any Policy loan activity, the charges imposed in connection with the Policy, and indirectly the expenses of the Fund. (See Policy Value.) Accordingly, although the Policy offers the possibility that the Variable Account Value and Policy Value will increase, there is no assurance that they will increase and they may decrease.

  CHARGES AND DEDUCTIONS. United Investors does not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account. Therefore the entire amount of the initial premium is invested in the Variable Account for your benefit. However, there is a sales charge of a maximum of 8.5% of the initial premium, which is deducted from the Policy Value in ten equal annual installments, one on each of the first ten Policy Anniversaries, of 0.85% of the initial premium. This charge does not apply after the first ten Policy Years.

  A sales charge in the form of a surrender charge of 8% of the initial premium is assessed for surrenders that occur in the first Policy Year. Thereafter the charge decreases by 1% per year, so there is no charge on surrenders that occur after the eighth Policy Year. (See Surrender Charge.) The combined total of this surrender charge and the 0.85% sales charge deducted from Policy Value on each of the first ten Policy Anniversaries will never exceed 8.5% of the initial premium.

  For any additional premiums after the initial premium, excluding Grace Period Premiums, a sales load of 6% of such premium, and a premium tax charge of 2.5% of such premium, will be deducted prior to its allocation to the Variable Account.

  On each of the first ten Policy Anniversaries, there are annual deductions of .10% of the initial premium for underwriting and issue expenses and .25% of the initial premium for state and local premium taxes incurred in connection with the Policy. These charges do not apply after the first ten Policy Years.

  A daily charge, at an effective annual rate of .60% of the daily value of the Investment Divisions, will be deducted from the Investment Divisions for United Investors assumption of certain mortality and expense risks incurred in connection with the Policy. (See Mortality and Expense Risk Charge.)

  A mortality charge is deducted on each Policy Anniversary to cover the cost of insurance. This charge is based on the Policy's net amount at risk (which is equal to the difference between the Death Benefit and the Policy Value as of the end of the prior Policy Year) and on the attained age, sex and risk class of the Insured. Annual cost of insurance rates will be determined by United Investors based upon its expectations as to future mortality experience. The current cost of insurance rates are not guaranteed but will not exceed the maximum cost of insurance rates specified in the Policy.

  An additional deduction of $50 is made on each Policy Anniversary to compensate United Investors for the cost of administering the Policy.

  The value of the net assets of the Investment Divisions also will reflect the investment management fee and other expenses incurred by the Fund because the Variable Account purchases shares of the Fund.

  POLICY LOANS. After the first Policy Year, the Policyowner may borrow up to the loan value of the Policy from United Investors. It should be noted, however, that a loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.) The loan value is 90% of the Policy Value, less any applicable surrender charges, interest to the next Policy Anniversary and any existing Loan Balance. The minimum loan amount is $200. Loan interest at 6% per year is accrued daily and is payable at the end of the Policy Year. If loan interest is not paid when due, it is added to the loan and is charged interest. Any outstanding Loan Balance will be deducted from Proceeds payable on the Maturity Date, at the Insured's death, or upon surrender. All or part of a loan may be repaid at any time while the Insured is alive and the Policy is in force.

  A portion of the Policy Value sufficient to secure the loan will be transferred from the Variable Account to United Investors' general account. This amount is credited with interest at an effective annual rate of 4% (currently, 6% is credited on loaned amounts that do not exceed the Policy Value less total premiums paid) and does not share in the investment experience of the Variable Account. Therefore, a loan will have a permanent impact on the Policy Value even if it is repaid. (See Policy Loans.)

  "FREE LOOK" PERIOD. You may cancel a Policy by returning it within 10 days after you receive the Policy. When we receive the Policy we will cancel it and refund the premium that was paid, or the amount required by your state if greater.

  During the Free Look period, your initial premium will be allocated to the Money Market Investment Division. After the expiration of this period, the Policy Value will be allocated to the Investment Divisions you have chosen, as indicated in your application. (See Free Look Period.)

  TAX CONSEQUENCES OF THE POLICY. With respect to a Policy entered into before October 21, 1988, or entered into after October 20, 1988, that is issued on the basis of either a standard or preferred rate class, United Investors believes that such a Policy should meet the definition of a life insurance contract for Federal income tax purposes. As for a Policy entered into after October 20, 1988, that is issued on a substandard basis, it is not clear whether or not such a Policy would qualify as a life insurance contract for Federal tax purposes. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, United Investors believes that the Death Benefits paid under the Policy generally should be fully excludable from the gross income of the beneficiary for Federal income tax purposes. Similarly, the Owner should not be deemed in constructive receipt of cash values under a Policy until there is a distribution from the Policy. A change of Policyowners may have tax consequences depending on the particular circumstances. Generally, all policy loans, surrenders, and maturity benefits are treated first as distributions of taxable income and then as a return of the basis or investment in the Policy. In addition, prior to age 59 1/2 such distributions generally are subject to a 10% penalty tax. (Different rules may apply to Policies entered into before June 21, 1988.) (See Federal Tax Matters.)

  ILLUSTRATIONS. Sample projections of hypothetical Death Benefits and Policy Values are included starting at page A-1 of this Prospectus. These projections of hypothetical values may be helpful in under-standing the long-term effects of different levels of investment performance, the charges and deductions, and generally in comparing this Policy to other life insurance policies. These projections also show the value of the initial premium accumulated with interest and indicate that if the Policy is surrendered in the early Policy Years, the Policy Value payable may be low compared to the premium accumulated at interest. This reflects the cost of insurance protection and other charges prior to surrender, and demonstrates that the Policy should not be purchased as a short-term investment.

  CORRESPONDENCE. All correspondence regarding the Policy should be addressed or directed to the sales agent who sold the Policy or to United Investors at the following address:

                         United Investors Life Insurance Company
                         Variable Products Division
                         P. O. Box 156
                         Birmingham, Alabama 35201-0156
                         Phone: (205) 325-4300

  All inquiries should include the Policy number and the Insured's name and Owner's name, if different.

                  UNITED INVESTORS LIFE INSURANCE COMPANY AND
                    UNITED INVESTORS LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

  United Investors Life Insurance Company is a stock life insurance company that was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. United Investors is a wholly-owned subsidiary of United Investors Management Company (formerly TMK/United, Inc.), which in turn is indirectly owned by Torchmark Corporation. United Investors is principally engaged in offering life insurance and annuity contracts and is admitted to do business in the District of Columbia and all states except New York.

UNITED INVESTORS LIFE VARIABLE ACCOUNT

  United Investors Life Variable Account (the "Variable Account") is currently divided into eleven Investment Divisions. Each Investment Division invests exclusively in shares of a single portfolio of the Fund. Income and both realized and unrealized gains or losses from the assets of each Investment Division are credited to or charged against that Investment Division without regard to income, gains or losses from any other Investment Division of the Variable Account or arising out of any other business United Investors may conduct.

  Although the assets in the Variable Account are the property of United Investors, the assets in the Variable Account attributable to the Policies are not chargeable with liabilities arising out of any other business which United Investors may conduct. The Variable Account was established by United Investors as a segregated asset account on January 5, 1987. The Variable Account will receive and invest the premiums allocated to it under the Policies.

  The Variable Account has been registered as a unit investment trust under the Investment Company Act of 1940 and meets the definition of a separate account under the Federal securities law. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Variable Account or United Investors by the Commission.

TMK/UNITED FUNDS, INC.

  The Variable Account invests in shares of TMK/United Funds, Inc. (the "Fund"), a mutual fund of the series type with eleven separate investment portfolios. The Fund currently has a Money Market Portfolio, a Bond Portfolio, a High Income Portfolio, a Growth Portfolio, an Income Portfolio, an International Portfolio, a Small Cap Portfolio, a Balanced Portfolio, a Limited-Term Bond Portfolio, an Asset Strategy Portfolio and a Science and Technology Portfolio. The assets of each Portfolio of the Fund are held separate from the assets of the other Portfolios. Thus, each Portfolio operates as a separate investment Portfolio, and the income or losses of one Portfolio have no effect on the investment performance of any other Portfolio.

  The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any of the Portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Fund's prospectus, which accompanies this Prospectus and which should be read carefully in conjunction with this Prospectus and retained.

  The Fund is designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Fund's prospectus.

  The Fund currently offers the following eleven Portfolios:

  The Money Market Portfolio seeks to maximize current income consistent with stability of principal. It may invest in money market securities such as bank obligations and instruments secured by bank obligations, commercial paper and corporate debt obligations and obligations of the U.S. and Canadian Governments or their respective agencies and instrumentalities. Investments in the Money Market Portfolio are neither insured nor guaranteed by the U.S. Government and there is no assurance that the portfolio will be able to maintain a stable per share net asset value.

  The Bond Portfolio seeks to provide current income with an emphasis on preservation of capital. It will invest primarily in debt securities of varying yields, quality and maturities.

  The High Income Portfolio primarily seeks high current income. As a secondary goal it will seek capital growth when consistent with the primary goal. It will invest primarily in high-yield, high risk fixed- income securities, commonly known as "junk bonds", but may have up to 20% of its assets in common stocks. High-yield fixed-income securities may have an increased risk of default and greater market price volatility than higher rated securities due to various circumstances. See "Debt Securities" in the TMK/United Funds, Inc. prospectus for a further description of the risk factors.

  The Growth Portfolio primarily seeks capital growth. As a secondary goal it will seek current income. It will invest primarily in common stocks or securities convertible into common stocks.

  The Income Portfolio seeks to maintain current income, subject to market conditions. It will invest primarily in common stocks or securities convertible into common stocks.

  The International Portfolio primarily seeks long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.

  The Small Cap Portfolio seeks capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average.

  The Balanced Portfolio primarily seeks current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.

  The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Portfolio will seek to maintain a dollar weighted average maturity of its portfolio of two to five years.

  The Asset Strategy Portfolio seeks high total return with reduced risk over the long term. It diversifies among stocks, bonds, and short-term instruments, both in the United States and abroad.

  The Science and Technology Portfolio seeks long-term capital growth through investments primarily in science and technology securities.

FUND MANAGEMENT AND FEES

  Waddell & Reed Investment Management Company (the "Manager") is the manager of the Fund and provides investment advisory services to the Fund. The Manager is a wholly-owned subsidiary of Waddell & Reed, Inc. which is a direct subsidiary of Waddell & Reed Financial Services, Inc. and an indirect subsidiary of United Investors Management Company and Torchmark Corporation. The Manager provides investment advice to and supervises investments of a number of mutual funds. The Manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Portfolio pays the Manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each Portfolio's net asset value at the close of business each day at the following annual rates:

                                                                 SPECIFIC FEE
                                                                  ANNUAL RATE
       PORTFOLIO                                               (% OF NET ASSETS)
       ---------                                               -----------------
       Money Market...........................................        None
       Bond...................................................       0.03%
       High Income............................................       0.15%
       Growth.................................................       0.20%
       Income.................................................       0.20%
       International..........................................       0.30%
       Small Cap..............................................       0.35%
       Balanced...............................................       0.10%
       Limited-Term Bond......................................       0.05%
       Asset Strategy.........................................       0.30%
       Science and Technology.................................       0.20%

and (ii) a pro rata participation based on the relative net asset size of each Portfolio in a "Group" fee computed each day on the combined net asset values of all of the Portfolios at the following annual rates:


                                                                   GROUP FEE
       GROUP NET ASSET                                            ANNUAL RATE
       LEVEL ($ MILLIONS)                                      (% OF NET ASSETS)
       ------------------                                      -----------------
       $0-$750 million........................................       0.51%
       $750-$1,500............................................       0.49%
       $1,500-$2,250..........................................       0.47%
       over $2,250............................................       0.45%

  Each of the Portfolios also pays its own operating expenses. The expenses paid in 1996 are shown below. Expenses for the Science and Technology Portfolio are estimates for its first year of operation.

                                                                OTHER EXPENSES
       PORTFOLIO                                               (% OF NET ASSETS)
       ---------                                               -----------------
       Money Market...........................................       .11%
       Bond...................................................       .06%
       High Income............................................       .06%
       Growth.................................................       .03%
       Income.................................................       .03%
       International..........................................       .20%
       Small Cap..............................................       .06%
       Balanced...............................................       .10%
       Limited-Term Bond......................................       .21%
       Asset Strategy.........................................       .13%
       Science and Technology.................................       .03%

  Actual expenses in future years may be higher or lower than these amounts.

                          POLICY RIGHTS AND BENEFITS

DEATH BENEFIT

  The Policy pays a Death Benefit to the named Beneficiary if the Insured dies while the Policy is in force. The Death Benefit will never be less than the Minimum Death Benefit of the Policy as long as the Policy remains in force (the proceeds will, of course, be reduced by any outstanding Policy loans). You will be able to select from a range of initial Minimum Death Benefits. The Minimum Death Benefit, at your option, can be the amount determined by treating the premium paid as equal to 100% of Guideline Single Premiums (as defined for federal tax purposes); or the Minimum Death Benefit can be an amount not in excess of 133% of that amount. (See Termination, Grace Period, and Reinstatement.) The Death Benefit is the greater of (a) the Minimum Death Benefit or (b) the Policy Value on the date of death multiplied by the Death Benefit Factor for the Insured's age shown in the Table in Appendix B. The Policy Value will begin to vary on the Policy Date to reflect the investment performance of the amounts allocated to the Investment Divisions of the Variable Account. There is no guarantee that the Policy Value will increase (it may decrease) nor is there any guarantee that the Death Benefit will increase above the Minimum Death Benefit.

  The Minimum Death Benefit is shown in the Policy. Payment of additional premiums may require an increase in the Minimum Death Benefit to continue the Policy as a contract of life insurance for tax purposes. A new Policy Data page will be sent to a Policyowner whenever the Minimum Death Benefit changes due to the payment of additional premiums.

  United Investors will compute the amount of the Death Benefit as of the end of the Valuation Period during which the Insured dies, and will pay the Death Benefit Proceeds upon proof of the Insured's death. The Proceeds may be paid in a lump sum or under one of the payment options set forth in the Policy. (See Payment Options.) The Death Benefit Proceeds are the Death Benefit reduced by any outstanding Loan Balance.

  Sample Death Benefits. The following table shows sample initial Minimum Death Benefits for initial premiums of $10,000 and $25,000 at female age 35 and male age 55.

                         INITIAL MINIMUM DEATH BENEFIT

                   Initial Premium:               $10,000           $25,000
                                              Least   Greatest Least    Greatest
           Age                                Amount  Amount   Amount   Amount
           ---                                ------  -------- ------   --------
          35 female.......................... $62,365 $82,945  $164,860 $219,264
          55 male............................ $24,039 $31,972  $ 62,499 $ 83,124

  A higher Death Benefit provides more insurance and, of course, costs more. Thus, a higher Death Benefit will result in a higher mortality charge. (See Cost of Insurance.)

CHANGES IN THE MINIMUM DEATH BENEFIT

  Once each Policy Year, beginning in the second Policy Year, a Policyowner may request an increase or a decrease in the Minimum Death Benefit. The Minimum Death Benefit may not be decreased if it would cause a Policy to fail to qualify as a contract of life insurance for federal tax purposes.

  At the request of the Policyowner, or to keep premiums from exceeding the limit qualifying the Policy as a life insurance contract for federal tax purposes, we will allow a Policyowner to increase the Minimum Death Benefit, provided:

  (1) the increased amount plus any other existing insurance does not, in our opinion, exceed an appropriate maximum amount on the Insured's life;

  (2) satisfactory evidence of insurability for the Insured's risk class is furnished to us; and

  (3) the request is accompanied by a minimum additional premium of $5,000.

  We will notify the Policyowner as to the acceptable amount of any increase in the Minimum Death Benefit and refund any excess premium. The accepted premium must equal or exceed a minimum additional premium.

POLICY VALUE

  On the Maturity Date, the Proceeds payable under a Policy are equal to the Policy Value less any Loan Balance. The Policy may be surrendered at any time for the Surrender Value, which is equal to the Policy Value less any Loan Balance and less any applicable surrender charge. (See Surrender Charge.) The Policy Value equals the Variable Account Value plus the value of any amount transferred to the general account to cover the Loan Balance. The Policy Value will begin to vary immediately to reflect the investment performance of the Investment Divisions to which the Policy Value is allocated, any loan activity, and the charges assessed in connection with the Policy. There is no guaranteed minimum Policy Value.

Determination of the Variable Account Value

  The Policy's Variable Account Value is equal to the sum of the values of the Investment Divisions of the Variable Account (so the Variable Account Value equals the Policy Value less any Loan Balance). The value of each Investment Division is calculated first on the Policy Date and thereafter on each Valuation Date (a normal business day). On the Policy Date, the value of the Investment Divisions is equal to the amount of the initial premium plus any accrued interest from the date of the receipt of the initial premium to the Policy Date. On any Valuation Date thereafter, the value of each Investment Division equals what it was on the previous Valuation Date, multiplied by the appropriate Net Investment Factor for the current Valuation Period, increased and/or decreased by the amounts specified below. The value of an Investment Division is increased by:

  (1) the amount of any net premium payments allocated to the Investment Division during the current Valuation Period;

  (2) the amount of any transfers from other Investment Divisions to the Investment Division during the current Valuation Period; and

  (3) the amount of any loan repayments allocated to the Investment Division during the current Valuation Period.

  The value of an Investment Division is decreased by:

  (1) the amount of any transfers to other Investment Divisions from the Investment Division during the current Valuation Period;

  (2) the portion of any annual deduction allocated to the Investment Division; and

  (3) the amount of any loan or loan interest transferred from the Investment Division during the current Valuation Period.

Determining Investment Results

  The Policy Value will change due to the investment results of the Investment Divisions. An index is used to measure these investment results. The index is called a unit value. Each Investment Division has its own unit value.

  For each Investment Division, the unit value was initially set at $1.00. Thereafter, the unit value for a given Valuation Period is equal to the unit value for the prior Valuation Period multiplied by the Net Investment Factor for the given Valuation Period.

  The Net Investment Factor is an index applied to measure the investment performance of an Investment Division from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

  The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

  1) is the result of:

   a) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

   b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

   c) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

  2) is the result of:

   a) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

   b) the charge or credit for any taxes reserved for the previous Valuation Period; and

  3) is a deduction for certain mortality and expense risks that we assume.

  At the end of any Valuation Period, the value of an Investment Division is equal to the number of units multiplied by the unit value.

POLICY LOANS

  A loan taken from, or secured by, a Policy, may have Federal income tax consequences. (See Federal Tax Matters.)

  After the first Policy Year you may borrow from United Investors against this Policy up to the loan value. The loan value is 90% of the Policy Value, less surrender charges and interest to the next Policy Anniversary, and you may borrow in one or more loans any amount up to the difference between the loan value and any existing Loan Balance. The effective annual interest rate charged on all loans will be 6%. Interest to pay for the loan until the next Policy Anniversary will be included in determining the maximum loan value. The Loan Balance equals the total of all Policy loans and accrued interest on Policy loans. The loan value of the Policy is the sole security for the loan. The minimum loan amount is $200, and you may request up to four loans per Policy Year without a charge. If more than four loans are requested, there will be a $25 transaction charge for each additional loan.

  We will transfer an amount equal to the Policy loan from the Investment Divisions to the general account as security for the Loan Balance. We will allocate the amount transferred in the proportion that the value of each Investment Division bears to the Variable Account Value unless you specify the Investment Divisions from which the loan is to be made. The amounts transferred to the general account equal to the Loan Balance will be credited with interest earnings at an effective annual rate of 4.0%. Currently, an additional 2.0% (or a total of 6.0%) is credited on loaned amounts that do not exceed the Policy Value less the total premiums paid, excluding Grace Period Premiums. This additional amount may change in the future. The Variable Account Value is reduced by the amount transferred to the general account to secure the Loan Balance, including loan interest charges that become part of the loan because they are not paid when due.

  Loan interest is charged daily on any amounts loaned and is due on each Policy Anniversary (or when the loan is paid back). If loan interest is not paid when due, it will be added to the principal of the loan and interest shall be charged thereon. Interest will be taken from the Investment Divisions in the proportion that the value of each Investment Division bears to the Variable Account Value.

  If the Loan Balance exceeds the Policy Value, less surrender charges, the Policy will terminate without value unless additional premium payments sufficient to keep the Policy in force are made by the end of the grace period. (See Termination, Grace Period, and Reinstatement.)

  A Policy loan will permanently affect the Policy Value, even if the loan is repaid. The effect could be favorable or unfavorable depending on whether the investment return of the Investment Divisions selected by you is less than or greater than the net interest rate credited to the amount transferred to the general account securing the loan (currently 0% or -2%). In comparison to a Policy under which no loan was made, the Policy Value will be lower if the net interest rate credited to the amount in the general account securing a loan is less than the investment return of the Investment Divisions and greater if the general account net interest rate is higher than the investment return of the Investment Divisions.

Repayment of the Loan Balance

  You may repay all or part of the loan at any time while the Insured is alive and the Policy is in force. Repayments must be in amounts of at least $200 or the outstanding Loan Balance if less.

  Upon repayment of the Loan Balance, the portion of the repayment allocated to an Investment Division will be transferred from the general account and increase the value in the Investment Division. The repayment will be allocated among the Investment Divisions in the proportion that the value in each Investment Division bears to the Variable Account Value unless you instruct us otherwise. The repayment of the Loan Balance will be allocated when the repayment is received.

Postponement of a Loan

  A loan will usually be made within seven days after we receive your Written Request. However, loans may be deferred under certain circumstances. (See Delay or Suspension of Payments.)

SURRENDERS

  You may surrender the Policy for its Surrender Value by sending a Written Request to United Investors at its home office. Only full surrenders are allowed; partial surrenders are not permitted. Surrenders will ordinarily be paid within seven days of receipt of the Written Request. (See Delay or Suspension of Payments.)

  If a Policy is surrendered, United Investors will pay the Surrender Value, which is the Policy Value less (1) any Loan Balance; and (2) the surrender charge, if any (the surrender charge, described below, is only applicable if a surrender occurs in the first eight Policy Years.). Coverage under the Policy will terminate as of the date of receipt of a Written Request for surrender. Surrenders may be taxable transactions. (See Federal Tax Matters.)

TRANSFERS

  You may transfer all or part of the value of an Investment Division to one or more of the other Investment Divisions. The total amount transferred each time must be at least $1,000 or, if less, the entire value of the Investment Division from which the transfer is being made. Transfers may be made by a Written Request or by calling United Investors if a written authorization for telephone transfers is on file. United Investors has the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A personal identification number is required in order to initiate a transfer. United Investors will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. And as a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

  Only twelve transfers may be made during each Policy Year. Each such transfer will be made, without the imposition of any fee or charge, as of the end of the Valuation Period during which United Investors receives a valid, complete transfer request. United Investors may suspend or modify this transfer privilege at any time.

  Transferring the value of one Investment Division into two or more Investment Divisions counts as one transfer request. However, transferring the values of two Investment Divisions into one Investment Division counts as two transfer requests.

DOLLAR COST AVERAGING

  Prior to the Maturity Date you may authorize automatic transfers of a fixed dollar amount from the Money Market Investment Division to up to four of the other Investment Divisions. Automatic transfers will be made on a monthly basis on the day of the month selected in your application. If the day of the month selected does not fall on a Valuation Date, transfers will be made on the next following Valuation Date. Transfers will be made at the unit values determined on the date of each transfer.

  The minimum automatic transfer amount from the Money Market Investment Division is $100. If the transfer is to be made to more than one Investment Division, a minimum of $25 must be transferred to each Investment Division selected.

  Participation in the automatic transfer program does not guarantee a greater profit nor does it protect against loss in declining markets. Automatic transfers will not be counted as a transfer for purposes of the twelve transfer limit specified in Transfers above.

FREE LOOK PERIOD

  If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive the Policy. If you cancel the Policy within this 10 day "Free Look" period, we will refund the premium that was paid (or the amount required by your state, if greater) and the Policy will be void from the Policy Date. To cancel the Policy, you must mail or deliver it to either United Investors' Home Office or the registered agent who sold it within 10 days after you received it.

RIGHT TO EXCHANGE FOR FIXED LIFE INSURANCE

  Once during the first two policy years, you have the right to exchange this policy for a single premium life insurance policy that provides for benefits that do not vary with the investment return of the Investment Divisions. We will not require evidence of insurability. We will require that:

  (1) this policy is in force;
  (2) you file a Written Request; and
  (3) you repay any existing Loan Balance.

  The new Policy will have the same initial Death Benefit, Policy Date and issue age as the original Policy. The premium for the new Policy will be based on our rates in effect on its Policy Date for the same class of risk as under the original Policy. Upon request, we will inform you of the single premium for the new Policy, and any extra sum required or allowance to be made for a premium or cash value adjustment that takes appropriate account of the premium and values under both the original Policy and the new Policy. If required, a detailed statement of the method of computing such an adjustment has been filed with the insurance regulator of the states where the Policies are delivered.

VOTING RIGHTS

  To the extent required by law, United Investors will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having a voting interest in the corresponding Investment Divisions of the Variable Account. If however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result United Investors determines that it is allowed to vote the Fund's shares in its own right, United Investors may elect to do so. The Fund does not hold regular annual shareholder meetings.

  The number of votes which a Policyowner has the right to instruct will be calculated separately for each Investment Division. The number of votes which each Policyowner has the right to instruct will be determined by applying the Policyowner's percentage interest in the Investment Division to the total number of votes attributable to the Investment Division. Fractional votes will be counted. The number of votes of a Portfolio which the Policyowner has the right to instruct will be determined as of a date established by United Investors, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.

  United Investors will vote Fund shares attributable to the Policies as to which no timely instructions are received and any Fund shares held by United Investors as to which Policyowners have no beneficial interest, in proportion to the voting instructions which are received with respect to all Policies participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Disregard of Voting Instructions

  United Investors may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective or policies of the Fund or one or more of its Portfolios or to approve or disapprove an investment advisory contract for a Portfolio. In addition, United Investors itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a Portfolio of the Fund if United Investors reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or United Investors determined that the change would have an adverse effect on its general account in that the proposed investment policy for a Portfolio may result in overly speculative or unsound investments. In the event United Investors does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

                        PREMIUM PAYMENT AND ALLOCATION

ISSUANCE OF A POLICY

  Individuals wishing to purchase a Policy must complete an application and send it with the initial premium to United Investors' Home Office. United Investors' Underwriting Department will review the application, and any medical information or other data which it requires, to determine if the individual is insurable under its underwriting rules. No Policy will be issued to individuals over the age of 75. Coverage will only become effective on the Policy Date. Should an individual die before the Policy Date, United Investors' sole liability will be to return the premium paid plus any interest earned on it.

PREMIUMS

  The minimum Initial Premium that can be paid is $5,000. The amount of the Minimum Death Benefit depends on the amount of the premium and on the Insured's attained age and sex.

  Although the Policy can operate as a single premium policy, after the first Policy Year there is some flexibility to pay additional premiums at the Policyowner's discretion. One additional premium per Policy Year may be paid (not counting Grace Period Premiums). If the premium does not cause the Minimum Death Benefit to increase, the minimum payment is $500. If the premium does cause the Minimum Death Benefit to increase (so that the policy will continue to qualify as a life insurance contract under the Internal Revenue
Code), then the minimum payment is $5,000 and is subject to the "Changes in the Minimum Death Benefit" conditions. In addition, one or more additional premiums may be required to prevent the Policy from terminating without value if the Loan Balance exceeds the Policy Value, less surrender charges (or if the Surrender Value is insufficient to cover the annual deduction). If either of these conditions exist, then during the grace period you may pay an additional premium sufficient to keep the Policy in force. If you do not, the Policy will terminate without value. (See Termination, Grace Period, and Reinstatement.)

ALLOCATION OF PREMIUMS

  The Policyowner determines in the application how the initial premium will be allocated among the Investment Divisions of the Variable Account. You may allocate any whole percentage of the premium, from 0% to 100%.

  Between the date that the initial premium was received and the Policy Date, the initial premium is held in our general account and is credited with interest as if it had been invested in the Money Market Investment Division. Beginning on the Policy Date and ending on the seventeenth day after the Policy Date or the first Valuation Date thereafter, the initial premium, plus any accrued interest, will be allocated to the Money Market Investment Division. Upon the expiration of this period, the Policy Value will be transferred to the Investment Divisions of the Variable Account in accordance with the allocation instructions you specify in the application. The seventeen day period is intended to cover the 10-day Free Look Period (See Free Look Period), plus 7 days for processing and policy delivery.

  Additional premiums not requiring our approval will be allocated in accordance with your instructions on the date of receipt. If approval is required, the additional premium will be held in the general account and is credited with interest as if it had been invested in the Money Market Investment Division until the date of approval, at which time it will be applied in accordance with your instructions. If no instructions are given, then it will be invested in the proportions that the value of each Investment Division bears to the Variable Account Value.

  The Policy Value will vary with the investment performance of the Investment Divisions you select and you bear the entire investment risk for the amounts allocated to the Variable Account. This will affect not only the Policy Value, but it may also affect the Death Benefit. You should periodically review your allocations of Policy Value in light of all relevant factors, including market conditions and your overall financial planning requirements.

TERMINATION, GRACE PERIOD, AND REINSTATEMENT

  A Policy will terminate on the earliest of (a) the date the Policy is surrendered, (b) the end of the grace period, (c) the date of the death of the Insured, or (d) the Maturity Date.

  If the Loan Balance on a Policy exceeds the Policy Value less surrender charges, or if the Surrender Value is insufficient to cover the annual deduction, a grace period of 61 days from the date notice is mailed shall be allowed for the Policyowner to pay an additional premium sufficient to keep the Policy in force. The additional premium required will not exceed the amount by which the Loan Balance exceeds the Policy Value less surrender charges, plus any accrued and unpaid annual deduction as of the date of the notice. The payment will be sufficient to keep the Policy in force until the next Policy Anniversary regardless of investment performance. If such additional premium is not paid prior to the expiration of the grace period, the Policy will terminate without value. If the Insured dies during the grace period, any Loan Balance or overdue annual deduction will be deducted from the Death Benefit to determine the Proceeds payable.

  If the grace period has ended, the Policy may be reinstated if the
Policyowner:

  1) submits a Written Request at any time within 3 years after the end of the grace period and prior to the Maturity Date;

  2) provides us with satisfactory evidence of insurability;

  3) pays an additional premium sufficient to cover all previous annual deductions that were due and unpaid; and

  4) repays or reinstates any Loan Balance on the Policy which existed at the end of the grace period.

  If we approve the reinstatement, then (1) the effective date of reinstatement will be the date of your Written Request or the date the required additional premium is paid, if later; (2) the Death Benefit will be the same as it was when the grace period ended; and (3) we will resume making charges and deductions as of the date of reinstatement.

                            CHARGES AND DEDUCTIONS

  United Investors does not impose any charge or deduction against the initial premium prior to its allocation to the Variable Account, although for any additional premiums, excluding Grace Period Premiums, a sales load of 6.0% of such premium, and a premium tax charge of 2.5% of such premium, will be deducted prior to its allocation to the Variable Account. Thereafter, deductions are made from the values in the Investment Divisions to pay for various expenses and risks that we incur. The charges for sales expenses and administrative expenses may be reduced or waived on Policies sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

MORTALITY AND EXPENSE RISK CHARGE

  United Investors deducts a daily charge from the Investment Divisions at an effective annual rate of .60% of the average daily net assets of each Investment Division to compensate us for assuming certain mortality and expense risks under the Policy. United Investors may realize a profit from this charge. The level of this charge is guaranteed for the life of the Policy and may not be increased. The mortality risk is the risk that the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. United Investors also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.

ANNUAL DEDUCTION

  On each Policy Anniversary, a deduction will be made from the values of the Investment Divisions to compensate United Investors for certain costs and expenses.

Deductions on Each of the First Ten Policy Anniversaries

  On each of the first ten Policy Anniversaries, there is an annual deduction of 1.20% of the initial premium. This charge is composed of a .85% charge for sales expenses, a .10% charge for underwriting and issue expenses, and a .25% charge for premium taxes. Each of these charges is discussed below.

  (1) Sales Expenses--The .85% charge compensates United Investors for certain sales and other distribution expenses incurred at the time the Policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  (2) Underwriting and Issue Expenses--The .10% charge compensates United Investors for initial underwriting costs and for certain expenses incurred in issuing the Policy, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

  (3) State and Local Premium Taxes--The .25% charge compensates United Investors for the average premium tax expense incurred when issuing the Policy. (State premium tax rates incurred by United Investors currently range from 1.75% to 3.50%. In some states localities charge additional premium taxes.)

Cost of Insurance

  A mortality charge will be deducted on each Policy Anniversary to compensate United Investors for the cost of insurance for the preceding Policy Year. This charge is designed to compensate United

Investors for the anticipated cost of paying Death Benefits to the Beneficiaries of Insureds who die while the Policy is in force. On the Policy Date, the Death Benefit is substantially higher than the initial premium payment. As the Insured grows older, and if investment results have been sufficiently favorable, the difference between the Policy Value and the Death Benefit will become smaller. But prior to the Maturity Date of the Policy the Death Benefit will always be higher than the Policy Value. To enable United Investors to pay this additional amount, the mortality charge must be assessed.

  The mortality charge is based on the Policy's net amount at risk (which is the difference between the Death Benefit and the Policy Value as of the end of the Policy Year) and on the attained age, sex and risk class of the Insured. Annual cost of insurance rates will be determined by United Investors based upon its expectation as to future mortality experience. The rates are guaranteed not to exceed the maximum cost of insurance rates specified in the Policy, which are contained in the 1980 Commissioners' Standard Ordinary Mortality Table, or a multiple thereof for substandard classes, Age Nearest Birthday.

Administrative Expenses

  United Investors deducts a charge of $50 on each Policy Anniversary to compensate it for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers, Policy loans and Policy changes, providing reports to Policy-owners, and overhead costs. There is not necessarily a relationship between the amount of the charge imposed on a particular Policy and the amount of administrative expenses that may be attributable to that Policy. This charge is "cost-based" and United Investors does not expect a profit from this charge.

ADDITIONAL PREMIUM CHARGE

  As noted above, there is no deduction from the initial premium. For additional premiums, however, there are deductions of 6% of each such premium for sales expenses, and 2.5% of each premium for premium taxes. The charge for sales expenses may be reduced or waived on Policies sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

FEDERAL TAXES

  Currently no charge is made to the Variable Account for federal income taxes (or the burden thereof) that may be attributable to the Variable Account. United Investors may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See Federal Tax Matters.)

SURRENDER CHARGE

  If you surrender the Policy during the first eight Policy Years, then a surrender charge is made against the amount of the initial premium as specified in the following Table of surrender charges:

POLICY YEAR:                           1ST 2ND 3RD 4TH 5TH 6TH 7TH 8TH 9 OR MORE
Surrender Charge %....................  8%  7%  6%  5%  4%  3%  2%  1%      none

There is no surrender charge after the first eight Policy Years. Because the surrender charge is based on the amount of the initial premium, the dollar amount of the charge will decrease each Policy Year by a fixed amount regardless of the investment experience of the Variable Account.

  The surrender charge will be deducted from the proceeds payable upon surrender to partially compensate United Investors for sales expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  United Investors may reduce or waive the surrender charge on Policies that have been sold to employees of United Investors or its affiliates, or to customers of United Investors who are transferring existing policy values into a Policy.

  The amounts derived by United Investors from the surrender charge, along with the deduction on the first ten Policy Anniversaries for sales expenses, and the sales load deducted from additional premiums may not be sufficient to cover distribution expenses. United Investors expects to recover any deficiency from United Investors' general assets (which include amounts derived from the mortality and expense risk charge and mortality gains). United Investors believes that this distribution financing arrangement will benefit the Variable Account and Policyowners.

FUND EXPENSES

  The value of the assets of the Variable Account will reflect the investment management fee (See Fund Management and Fees) and other expenses incurred by the Fund.

                                PAYMENT OPTIONS

  Death Benefit Proceeds will be paid in one sum unless the Policyowner has elected to apply all or part of this sum under a payment option. No option can be elected if the payments under the option would be less than $25 each or less that $120 in a year. Amounts payable under the payment options do not vary with the investment performance of the Variable Account.

ELECTION OF PAYMENT OPTION

  The Policyowner has the sole right to elect or change a payment option during the lifetime of the Insured, either in the application or by Written Request. If there is no option in effect when the Insured dies, the Beneficiary may elect an option. The Payee may name a contingent payee to receive any final payment in case the Payee dies; otherwise, the value of any remaining guaranteed payments will be paid to the Payee's estate. We may require the exchange of this Policy for a contract covering the option selected. As far as permitted by law, the Proceeds under this Policy will not be subject to any claims of the Beneficiary's creditors.

AVAILABLE OPTIONS

  The options currently available are:

  Option 1: Fixed Amount--This option provides an income payable monthly of a fixed amount, until the Proceeds are fully paid. Under this option at least 7% of the Proceeds must be paid each year.

  Option 2: Fixed Period--This option provides an income payable monthly for a fixed period, not exceeding 30 years.

  Option 3: Life Income--This option provides an income payable during the lifetime of the Payee. The payments are guaranteed for a fixed period of 10, 15 or 20 years. Under this option, no payment will become due after the death of the Payee, except payments for any remaining fixed period.

  Option 4: Proceeds Left at Interest--This option provides for the payment of interest on any amount of Proceeds left with us, for any period agreed upon. The interest may be paid at selected intervals or allowed to accumulate.

  Once a payment option is in effect, there will no longer be Policy Value in the Variable Account. Any amount left with United Investors for payment under a payment option will be transferred to the general account. The interest rate on all amounts held under all options will be at least 2.5%, compounded annually. United Investors may make other payment options available in the future and other payment options can be arranged with our written consent.

  Except as to Option 3, if the Payee selected the option, that Payee with our consent may modify the terms of the option or select another option at any time.

PAYMENT OPTION TABLES

  The Payment Option Tables in the Policy show the guaranteed minimum amount of the monthly payments. Under Option 3 the amount of each payment will depend on the sex and age of the Payee at the time the first payment is due.

  United Investors may, at the time of election of a Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Payment Option Tables.

                              GENERAL PROVISIONS

THE CONTRACT

  The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or avoid the Policy.

  We reserve the right to make any modification to conform the Policy to, or give you the benefit of, any Federal or State statute or any rule or regulation of the United States Treasury Department or any state.

  Changes to the Policy are not valid unless we made them in writing. They must be signed by one of our Executive Officers. No agent has authority to change the Policy or to waive any of its provisions.

INCONTESTABILITY

  The Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the Policy Date. A new two year contestability period shall apply to each increase in insurance requiring evidence of good health beginning on the effective date of each increase and will apply only to statements made in the application for the increase. If the Policy is reinstated, a new two year contestability period (apart from any remaining contestability period) shall apply from the date of the application for reinstatement and will apply only to statements made in the application for reinstatement.

SUICIDE

  If the Insured commits suicide, while sane or insane, within two years from the Policy Date, our liability will be limited to the total premiums paid less any Loan Balance. If the Insured dies by suicide, while sane or insane, within two years from the effective date of any increase in insurance requiring evidence of good health, the Proceeds under this Policy shall be reduced by the excess, if any, of the net amount at risk (Death Benefit less Policy Value) on the date of death over the corresponding amount in effect just prior to the date of increase, and increased by the total annual cost of insurance charges deducted for this excess.

MISSTATEMENT OF AGE OR SEX

  If the Insured's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

ANNUAL REPORT

  At least once each Policy Year we will send you a report on your Policy. It will show the current Death Benefit, the current Policy Value, the current Surrender Value, any payments since the last report, all charges since the last report, and any Loan Balance. We will also include in the report any other information required by state law or regulation. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

NON-PARTICIPATION

  The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

DELAY OR SUSPENSION OF PAYMENTS

  We will normally pay the Surrender Value or the proceeds of any loan within 7 days after we receive your Written Request in our Home Office. However, payment of any amount may be delayed or suspended whenever:

  a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

  b) the Securities and Exchange Commission by order permits postponement for the protection of Policyowners; or

  c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

  Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

OWNERSHIP

  The original Owner of a Policy is as stated in the application. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy while the Insured is living. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action.

BENEFICIARY

  The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Insured will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Insured's death, we will pay the Death Benefit Proceeds to the Policyowner, if living; otherwise it will be paid to the Policyowner's estate.

CHANGE OF OWNERSHIP OR BENEFICIARY

  Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Insured. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your request in writing. We may require you to submit the Policy to us before making a change. A change of owner may be a taxable event. Prior to making such a change a qualified tax advisor should be consulted.

ASSIGNMENT

  You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our Home Office. When it is filed, your rights and the rights of any beneficiary will be subject to it. An assignment may be a taxable event. Prior to making an assignment a qualified tax advisor should be consulted.

                         DISTRIBUTION OF THE POLICIES

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of Waddell & Reed, Inc., the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with

Waddell & Reed, Inc. Waddell & Reed, Inc. is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and as a member of the National Association of Securities Dealers. Waddell & Reed, Inc. is an affiliate of United Investors.

  A commission of up to 5% of premium plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the Policies.

                              FEDERAL TAX MATTERS
     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

  The following summary provides a general description of the Federal income tax considerations relating to the Policy. This summary is based upon United Investors' understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice may be needed by a person contemplating the purchase of a Policy or the exercise of elections under the Policy. It should therefore be understood that these comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of elections under the Policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. United Investors does not make any guarantee regarding the tax status of any policy and the following summary is not intended as tax advice.

TAX STATUS OF THE POLICY

  Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. In addition, for Policies entered into after October 20, 1988, the Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") established certain new requirements with respect to the mortality (i.e., cost of insurance) and other expense charges that are to be used in determining compliance with section 7702. The Secretary of the Treasury has issued proposed regulations that would specify what will be considered reasonable mortality charges for Policies subject to TAMRA. However, these proposed regulations do not address other expense charges. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

  With respect to a Policy entered into before October 21, 1988, although there are no regulations specifically interpreting the manner in which the tests under section 7702 are to be applied to such a Policy, United Investors believes that such a Policy should meet the definition of a life insurance contract for Federal tax purposes. However, an exchange of a Policy or payment of an additional premium for a Policy entered into before October 21, 1988, or possibly other changes, may cause such a Policy (or in the case of an exchange, the new policy received in such exchange) to be treated as entered into after October 20, 1988, and, in such circumstances, the Policy (or the new policy in the case of an exchange) would be subject to the mortality and other expense charge requirements prescribed by TAMRA. Accordingly, the Owner of a Policy entered into before October 21, 1988, should contact a competent tax adviser before exchanging, or making any other change, to such Policy to determine whether the exchange or change would cause the Policy (or the new policy in the case of an exchange) to be treated as entered into after October 20, 1988.

  With respect to a Policy entered into after October 20, 1988, that is issued on the basis of a standard rate class or a rate class involving a lower mortality risk (i.e., a preferred basis), while there is some uncertainty due to the lack of guidance on other expense charges, United Investors nonetheless believes that such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy entered into after October 20, 1988, that is issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), it remains unclear whether or not such a Policy would satisfy section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

  If it is subsequently determined that a Policy does not satisfy section 7702, United Investors will take all steps possible in order to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, United Investors reserves the right to modify the Policy as necessary to qualify it as a life insurance contract under section 7702.

  Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Variable Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Fund's assets may be invested. Although the Fund's investment adviser and United Investors are both indirectly owned by Torchmark Corporation, United Investors does not control the Fund or its investments. United Investors, however, believes that the Fund will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversifications, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, United Investors does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. United Investors therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

  1. In general. United Investors believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101 (a)(1) of the Code.

  The exchange of the Policy, a change of the Policy's Minimum Death Benefit, a Policy loan, an additional premium payment, a Policy lapse with an outstanding loan, a change of Owners, or a surrender may have tax consequences depending on the circumstances. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

  Generally, the Owner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from, or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract" under section 7702A. Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at the maturity date, if the amount received plus the amount of any indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

  2. Modified endowment contracts. Because of the premium level contemplated under the Policies, all Policies entered into after June 20, 1988, will be treated as modified endowment contracts. Moreover, a Policy entered into before June 21, 1988, that is "materially changed" after June 20, 1988, may in certain circumstances be treated as a modified endowment contract. With respect to a Policy entered into before June 21, 1988, a change in such Policy's Minimum Death Benefit, the payment of an additional premium, or the exchange of such a Policy, among other things, may cause a material change to such Policy, which could result in the treatment of the Policy (or the new Policy in the case of an exchange) as a modified endowment contract. The material change rules for determining when a Policy entered into before June 21, 1988, will be treated as a modified endowment contract are extremely complex and, therefore, an Owner should contact a competent tax adviser before paying any additional premium or effecting any other change in, including an exchange of, a Policy entered into before June 21, 1988. In addition, a life insurance contract received in exchange for a Policy classified as a modified endowment contract will be treated as a modified endowment contract.

  3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

  4. Distributions from Policies not Classified as Modified Endowment Contracts. Distributions from a Policy entered into before June 21, 1988, and which is not materially changed (see discussion above) after June 20, 1988, or, if materially changed, is not classified as a modified endowment contract after such material change, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

  Loans from, or secured by, a Policy that is not a modified endowment contract may be treated as indebtedness of the Owner, not as a distribution.

  Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

  5. Policy loan interest. Generally, interest paid on any loan under an insurance policy is not deductible. The Owner should consult a competent tax adviser if the deductibility of interest paid on a policy loan is an important issue.

  6. Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

  7. Multiple Policies. All modified endowment contracts that are issued by United Investors (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under section 72(e) of the Code.

  8. Other Tax Consequences. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

TAXATION OF UNITED INVESTORS

  United Investors incurs state and local premium taxes. The amount of the charge for such taxes is discussed above under "Charges and Deductions--Annual Deduction." At the present time, the Company makes no charge to the Variable Account for any Federal, state or local taxes (other than state premium taxes) that it incurs which may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Policies.

EMPLOYMENT-RELATED BENEFIT PLANS

  On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policies described in this Prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                            ADDITIONAL INFORMATION

SAFEKEEPING OF THE ACCOUNT'S ASSETS

  United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

  United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

  United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.

STATE REGULATION

  United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account and certifies their adequacy, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

  In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

  A Policy is governed by the law of the state in which it is delivered. The values and benefits of each policy are at least equal to those required by such state.

SENIOR OFFICERS AND DIRECTORS OF UNITED INVESTORS LIFE INSURANCE COMPANY

NAME AND POSITION        PRINCIPAL OCCUPATION
WITH UNITED INVESTORS*   LAST FIVE YEARS
W. Thomas Aycock         Vice President and Chief Actuary of United Investors
 Vice President and       since November, 1992. Senior Vice President and
 Chief Actuary,           Actuary of Associated Doctors Health & Life Insurance
 Director                 Co., December, 1990--November, 1992. Senior Consulting
                          Actuary of Ernst & Young, August, 1989--December,
                          1990. Associate Actuary of Provident Life & Accident
                          Insurance Co., March, 1984--August, 1989.
Charles T. Clayton, Jr.  Vice President--Agency Division since January, 1987.
 Vice President           Vice President--Brokerage and General Agency
                          Operations of Liberty National Life Insurance Company,
                          July, 1986--January, 1987.
Michael J. Klyce         Vice President of Torchmark Corporation since January,
 Vice President & Trea-   1984.
 surer
John H. Livingston       Secretary of United Investors since December, 1994.
 Secretary and            Associate Counsel of United Investors since July,
 Associate Counsel,       1990. Associate Counsel of Liberty National Life
 Director                 Insurance Company since October, 1986.
James L. Mayton, Jr.
 Vice President & Con-   Vice President & Controller of Liberty National Life
 troller                  Insurance Company since January, 1985.
Carol A. McCoy           Assistant Secretary of Torchmark Corporation since
 Director                 April, 1987. Associate Counsel of Torchmark
                          Corporation since January, 1985.
Anthony L . McWhorter    President of Liberty National Life Insurance Company
 Director                 since December, 1994. Executive Vice President and
                          Chief Actuary of Liberty National, November, 1993--
                          December, 1994. Senior Vice President & Chief Actuary
                          of Liberty National, September, 1991--November, 1993.
                          Vice President and Chief Actuary of Liberty National,
                          May, 1987--September, 1991.
R. K. Richey             Chairman of Torchmark Corporation since August, 1986
 Chairman of the Board    and Chief Executive Officer since December, 1984.
 and Chief Executive      Chairman of United Investors Management Company since
 Officer                  October, 1986. (President, Torchmark, April, 1982--
                          August, 1986. President of United Investors Management
                          Company, July, 1985--August, 1986.)
James L. Sedgwick        President of United Investors since September, 1991.
 President                General Counsel and Secretary of United Investors,
                          January, 1985--September, 1991.
Ross W. Stagner          Vice President of United Investors since January, 1992.
 Vice President and Di-   Assistant Vice President of United Investors, March,
 rector                   1988--January 1992.

NAME AND POSITION       PRINCIPAL OCCUPATION
WITH UNITED INVESTORS*  LAST FIVE YEARS
William L. Surber       Vice President of United Investors since April, 1992.
 Vice President          Assistant Vice President of United Investors, January,
 and Director            1982--April, 1992.
Keith A. Tucker         Vice Chairman of Torchmark Corporation since May, 1991.
 Director                Director of Torchmark Corporation, October, 1989--May,
                         1991.

  *The principal business address of each person listed, is United Investors Life Insurance Company, P. O. Box 10207, Birmingham, Alabama 35202-0207.

LEGAL MATTERS

  Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the flexible premium variable life insurance policy described in this Prospectus has been provided by Sutherland, Asbill & Brennan L.L.P. of Washington, D. C. All matters of Missouri law pertaining to the Policy, including the validity of the Policy and United Investors' right to issue the Policy under Missouri Insurance Law and any other applicable state insurance or securities laws, have been passed upon by James L. Sedgwick, Esq., President of United Investors.

LEGAL PROCEEDINGS

  There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. United Investors is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

EXPERTS

  The balance sheets of United Investors Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, shareholder's equity, and cash flow for each of the years in the three-year period ended December 31, 1996 and the balance sheet of United Investors Life Variable Account as of December 31, 1996 and the related statements of operations and changes in net assets for each of the years in the three-year period ended December 31, 1996 have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by W. Thomas Aycock, Vice President and Chief Actuary of United Investors, as stated in the opinion filed as an exhibit to the Registration Statement.

                             FINANCIAL STATEMENTS

  The financial statements of United Investors which are included in this prospectus should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1996 and 1995 and the related statements of operations, shareholder's equity and cash flow for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1996 and 1995 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama

January 31, 1997

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                             AT DECEMBER 31,
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
                                    ASSETS
Investments:
 Fixed maturities--available for sale, at fair value
  (cost: 1996--$621,177; 1995--$612,375)................. $  624,880    637,844
 Policy loans............................................     14,332     12,299
 Other long-term invested assets.........................     21,411     19,848
 Short-term investments..................................      1,834      4,223
                                                          ---------- ----------
   Total investments.....................................    662,457    674,214
Cash.....................................................      2,404      6,042
Accrued investment income (includes amounts from
 affiliates:
 1996--$473; 1995--$473).................................     10,781      9,963
Receivables (includes amounts from affiliates:
 1996--$35,423; 1995--$35,322)...........................     38,058     37,858
Deferred acquisition costs...............................    169,986    144,716
Value of insurance purchased.............................     16,160     18,679
Goodwill.................................................      7,055      7,340
Property and equipment...................................        156        125
Other assets.............................................      1,534      2,242
Separate account assets..................................  1,420,025  1,085,844
                                                          ---------- ----------
   Total assets.......................................... $2,328,616 $1,987,023
                                                          ========== ==========
                     LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits.................................. $  531,297 $  517,177
 Unearned and advance premiums...........................      2,804      2,521
 Other policy liabilities................................      8,135      6,264
                                                          ---------- ----------
  Total policy liabilities...............................    542,236    525,962
 Accrued income taxes....................................     43,063     50,313
 Other liabilities.......................................      2,265      2,132
 Due to affiliates.......................................      8,965      9,644
 Separate account liabilities............................  1,420,025  1,085,844
                                                          ---------- ----------
   Total liabilities.....................................  2,016,554  1,673,895
Shareholder's equity:
 Common stock, par value $6 per share-authorized,
  issued and outstanding:
  500,000 shares.........................................      3,000      3,000
 Additional paid-in capital..............................    137,950    137,950
 Unrealized investment gains, net of applicable taxes....      4,460     12,292
 Retained earnings.......................................    166,652    159,886
                                                          ---------- ----------
   Total shareholder's equity............................    312,062    313,128
                                                          ---------- ----------
   Total liabilities and shareholder's equity............ $2,328,616 $1,987,023
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                     YEAR ENDED DECEMBER 31,
                                                    --------------------------
                                                      1996     1995     1994
                                                    -------- -------- --------
Revenue:
 Premium income.................................... $ 65,114 $ 61,792 $ 57,753
 Policy charges and fees...........................   29,403   23,109   18,259
 Net investment income (includes amounts from af-
  filiates: 1996-- $2,847; 1995--$3,058; 1994--
  $628)............................................   51,128   49,356   46,258
 Realized investment gains (losses)................      925    1,441   (2,047)
 Other income......................................        0        4        2
                                                    -------- -------- --------
   Total revenue...................................  146,570  135,702  120,225
Benefits and expenses:
 Policy benefits:
  Individual life..................................   47,355   42,943   39,578
  Annuity..........................................   15,807   16,540   15,326
                                                    -------- -------- --------
   Total policy benefits...........................   63,162   59,483   54,904
 Amortization of deferred acquisition costs........   19,850   16,602   15,790
 Commissions and premium taxes (includes amounts to
  affiliates: 1996--$4,723; 1995--$4,000; 1994--
  $4,008)..........................................    5,248    4,691    4,205
 Other operating expense (includes amounts to af-
  filiates: 1996--$2,181; 1995--$1,862; 1994--
  $1,774)..........................................    3,966    3,679    3,954
                                                    -------- -------- --------
   Total benefits and expenses.....................   92,226   84,455   78,853
                                                    -------- -------- --------
Net operating income before income taxes...........   54,344   51,247   41,372
Income taxes.......................................   19,078   18,037   14,337
                                                    -------- -------- --------
   Net income...................................... $ 35,266 $ 33,210 $ 27,035
                                                    ======== ======== ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                             UNREALIZED
                                  ADDITIONAL INVESTMENT               TOTAL
                           COMMON  PAID-IN     GAINS    RETAINED  SHAREHOLDER'S
                           STOCK   CAPITAL    (LOSSES)  EARNINGS     EQUITY
                           ------ ---------- ---------- --------  -------------
YEAR ENDED DECEMBER 31,
 1994
  Balance at January 1,
   1994................... $3,000  $137,915   $11,885   $117,141    $269,941
  Net income..............                                27,035      27,035
  Dividends...............                               (10,000)    (10,000)
  Net change in unrealized
   investment gains (loss-
   es)....................                    (24,263)               (24,263)
                           ------  --------   -------   --------    --------
  Balance at December 31,
   1994...................  3,000   137,915   (12,378)   134,176     262,713
YEAR ENDED DECEMBER 31,
 1995
  Net income..............                                33,210      33,210
  Dividends...............                                (7,500)     (7,500)
  Exercise of stock op-
   tions..................               35                               35
  Net change in unrealized
   investment gains (loss-
   es)....................                     24,670                 24,670
                           ------  --------   -------   --------    --------
  Balance at December 31,
   1995...................  3,000   137,950    12,292    159,886     313,128
YEAR ENDED DECEMBER 31,
 1996
  Net income..............                                35,266      35,266
  Dividends...............                               (28,500)    (28,500)
  Net change in unrealized
   investment gains (loss-
   es)....................                     (7,832)                (7,832)
                           ------  --------   -------   --------    --------
  Balance at December 31,
   1996................... $3,000  $137,950   $ 4,460   $166,652    $312,062
                           ======  ========   =======   ========    ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOW
                         (DOLLAR AMOUNTS IN THOUSANDS)

                                                 YEAR ENDED DECEMBER 31,
                                               ------------------------------
                                                 1996      1995       1994
                                               --------  ---------  ---------
Net income.................................... $ 35,266  $  33,210  $  27,035
Adjustments to reconcile net income to cash
 provided from operations:
 Increase in future policy benefits...........   20,692     22,011     19,302
 Increase (decrease) in other policy benefits.    2,154       (614)      (753)
 Deferral of policy acquisition costs.........  (33,744)   (28,870)   (28,116)
 Amortization of deferred acquisition costs...   19,850     16,602     15,790
 Change in accrued income taxes...............   (3,033)     2,644     (1,557)
 Depreciation.................................       44         52         71
 Realized (gains) losses on sale of invest-
  ments and properties........................     (925)    (1,441)     2,047
 Other accruals and adjustments...............     (997)    (3,525)    (1,558)
                                               --------  ---------  ---------
Cash provided from operations.................   39,307     40,069     32,261
Cash used for investment activities:
 Investments sold or matured:
  Fixed maturities available for sale--sold...   15,246    149,076     64,713
  Fixed maturities available for sale--
   matured, called and repaid.................   44,523     50,659    107,977
  Equity securities...........................        0      3,341          0
  Other long-term investments.................      482      9,316      1,830
                                               --------  ---------  ---------
   Total investments sold or matured..........   60,251    212,392    174,520
 Acquisition of investments:
  Fixed maturities--available for sale........  (68,214)  (244,162)  (180,473)
  Equity securities...........................        0          0       (102)
  Net increase in policy loans................   (2,033)    (2,121)    (1,524)
  Other long-term investments.................   (1,183)    (1,587)    (2,461)
                                               --------  ---------  ---------
   Total acquisition of investments...........  (71,430)  (247,870)  (184,560)
 Net (increase) decrease in short-term invest-
  ments.......................................    2,389     (1,901)    12,669
 Funds loaned to affiliates...................   (3,500)   (21,000)   (54,000)
 Funds repaid from affiliates.................    3,500     21,000     27,000
 Disposition of properties....................       34          6         15
 Additions to properties......................     (117)       (33)       (23)
                                               --------  ---------  ---------
Cash used for investment activities...........   (8,873)   (37,406)   (24,379)
Cash used for financing activities:
 Cash dividends paid to shareholder...........  (27,500)    (7,500)   (10,000)
 Net receipts from deposit product operations.   (6,572)     3,343       (450)
                                               --------  ---------  ---------
Cash used for financing activities............  (34,072)    (4,157)   (10,450)
Decrease in cash..............................   (3,638)    (1,494)    (2,568)
Cash at beginning of year.....................    6,042      7,536     10,104
                                               --------  ---------  ---------
Cash at end of year........................... $  2,404  $   6,042  $   7,536
                                               ========  =========  =========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization: United Investors Life Insurance Company (the "Company") is a wholly-owned subsidiary of United Investors Management Company ("United Management"), which is a wholly-owned subsidiary of Torchmark Corporation ("Torchmark"), the ultimate parent.

DESCRIPTION OF BUSINESS

  The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

  The following is a description of certain risks facing life insurers and how the Company mitigates those risks:

    Legal/Regulatory Risk is the risk that, changes in the legal or regulatory environment in which an insurer operates, will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to reduce insurer profits or otherwise affecting the industry in which the insurer operates, new legal theories or insurance company insolvencies through guaranty fund assessments, may create costs in the future for the insurer beyond those recorded in the financial statements. The Company attempts to mitigate this risk by offering a wide range of products and by operating in 49 states, thus reducing its exposure to any single product or non-Federal jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

    Credit Risk is the risk that issuers of securities owned by the Company will default or that other parties, including reinsurers that have obligations to the Company, will not pay or perform. The Company attempts to minimize the risk by adhering to a conservative investment strategy and by maintaining sound reinsurance and credit and collection policies.

    Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company attempts to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to sell assets prior to maturity and recognize a gain or loss.

  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

  The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

  Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") which is a wholly-owned subsidiary of United Investors Management Company ("United Management"). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. Other long-term investments also include passive energy limited-partnership investments which are valued at partnership equity. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

  Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

  Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1996, 1995 and 1994 included approximately $37,600, $38,000, and $35,700, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

  Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

  Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

  Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards
(SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

  Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

  Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

  Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

  Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

  Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years.

  Reclassifications: Certain amounts in the financial statements presented have been reclassified from amounts previously reported. These reclassifications have no effect on previously reported shareholder's equity or net income during the periods involved.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 2--STATUTORY ACCOUNTING

  United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholder's equity on a statutory basis for United Investors were as follows:

                                        NET INCOME         SHAREHOLDERS' EQUITY
                                  YEAR ENDED DECEMBER 31,     AT DECEMBER 31,
                                 ------------------------- ---------------------
                                   1996     1995    1994      1996       1995
                                 -------- -------- ------- ---------- ----------
   Life insurance............... $ 26,640 $ 29,636 $ 7,752 $  154,222 $  156,673

  The excess of shareholder's equity on a GAAP basis over that determined on a statutory basis is not available for distribution to the shareholder without regulatory approval.

  A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                     YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                     1996      1995      1994
                                                    -------  --------  --------
   Statutory net income............................ $26,640  $ 29,636  $  7,752
   Deferral of acquisition costs...................  33,744    28,870    28,116
   Amortization of acquisition costs............... (19,850)  (16,602)  (15,790)
   Differences in policy liabilities...............  (4,361)   (6,774)   13,515
   Deferred income taxes...........................    (773)   (1,389)   (4,271)
   Other...........................................    (134)     (531)   (2,287)
                                                    -------  --------  --------
   GAAP net income................................. $35,266  $ 33,210  $ 27,035
                                                    =======  ========  ========

  A reconciliation of United Investors' statutory shareholder's equity to GAAP shareholder's equity is as follows:

                                                      YEAR ENDED DECEMBER 31,
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
   Statutory shareholder's equity....................    $154,222  $   156,673
   Differences in policy liabilities.................      20,834       21,993
   Deferred acquisition costs and value of insurance
    purchased........................................     186,146      163,396
   Differences in income tax liability...............    (44,679)      (47,982)
   Asset valuation reserve...........................      10,762        9,388
   Nonadmitted assets................................       1,856        1,778
   Fair value adjustment on fixed maturities avail-
    able for sale....................................       3,703       25,469
   Goodwill..........................................       7,055        7,340
   Due and deferred premiums.........................     (29,324)     (26,261)
   Other.............................................       1,487        1,334
                                                      -----------  -----------
   GAAP shareholder's equity......................... $   312,062  $   313,128
                                                      ===========  ===========

  The NAIC has adopted a model act that requires a risk based capital formula to be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 3--INVESTMENT OPERATIONS

Investment income is summarized as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                    --------------------------
                                                     1996     1995      1994
                                                    -------  -------  --------
 Fixed maturities.................................. $46,366  $43,482  $ 43,532
 Equity securities.................................       0       76         0
 Policy loans......................................   1,001      851       730
 Other long-term investments.......................   1,211    1,681     1,314
 Short-term investments............................     287      717       493
 Interest and dividends from affiliates............   2,847    3,058       628
                                                    -------  -------  --------
                                                     51,712   49,865    46,697
 Less investment expense...........................    (584)    (509)     (439)
                                                    -------  -------  --------
 Net investment income............................. $51,128  $49,356  $ 46,258
                                                    =======  =======  ========
 Analysis of gains (losses) from investments:
  Realized investment gains (losses)
   Fixed maturities................................ $   925  $   319  $ (2,189)
   Equity securities...............................       0    1,276         0
   Mutual funds....................................       0     (154)      142
                                                    -------  -------  --------
  Net realized gains (losses)...................... $   925  $ 1,441  $ (2,047)
                                                    =======  =======  ========
Analysis of change in unrealized investment gains
 (losses):
 Net change in unrealized investment gains (losses)
  on equity securities before tax.................. $     0  $  (438) $    437
 Net change in unrealized investment gains on fixed
  maturities available for sale before tax......... (21,767)  58,321   (58,904)
 Other.............................................     861    3,602    (1,557)
 Adjustment to deferred acquisition costs..........   8,857  (23,532)   22,697
 Applicable tax....................................   4,217  (13,283)   13,064
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on equity
  and fixed maturity securities available for sale. $(7,832) $24,670  $(24,263)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A summary of fixed maturities available for sale by amortized cost and estimated market value at December 31, 1996 and 1995 is as follows:

                                       GROSS      GROSS             AMOUNT PER
                           AMORTIZED UNREALIZED UNREALIZED  MARKET  THE BALANCE
1996:                        COST      GAINS      LOSSES    VALUE      SHEET
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies................... $ 21,832    $   79    $  (270)  $ 21,641  $ 21,641
  GNMA's..................  150,505     6,297       (812)   155,990   155,990
  Mortgage-backed
   securities, GNMA
   collateral.............   34,904       785         (6)    35,683    35,683
  Other mortgage-backed
   securities.............    4,060       -0-        -0-      4,060     4,060
  States, municipalities
   and political
   subdivisions...........   45,544       383       (894)    45,033    45,033
  Foreign governments.....    3,272       158          0      3,430     3,430
  Public utilities........   22,543       483       (345)    22,681    22,681
  Industrial and miscella-
   neous..................  338,517     3,737     (5,892)   336,362   336,362
                           --------    ------    -------   --------  --------
  Total fixed maturities..  621,177    11,922     (8,219)   624,880   624,880
                           ========    ======    =======   ========  ========
1995:
-----
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and agen-
   cies................... $ 21,790    $  613    $   -0-   $ 22,403  $ 22,403
  GNMA's..................  179,808     8,653        (87)   188,374   188,374
  Mortgage-backed
   securities, GNMA
   collateral.............   42,505     2,195        -0-     44,700    44,700
  Other mortgage-backed
   securities.............      -0-       -0-        -0-        -0-       -0-
  States, municipalities
   and political
   subdivisions...........   37,305       946       (375)    37,876    37,876
  Foreign governments.....    1,401        92        -0-      1,493     1,493
  Public utilities........   22,390     1,105        (18)    23,477    23,477
  Industrial and miscella-
   neous..................  307,176    12,872       (527)   319,521   319,521
                           --------    ------    -------   --------  --------
  Total fixed maturities..  612,375    26,476     (1,007)   637,844   637,844
                           ========    ======    =======   ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 3--INVESTMENT OPERATIONS (CONTINUED)

  A schedule of fixed maturities by contractual maturity at December 31, 1996 is shown below on an amortized cost basis and on a market value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             AMORTIZED  MARKET
                                                               COST     VALUE
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $ 10,361  $ 10,555
    Due after one year through five years...................   87,414    89,132
    Due after five years through ten years..................  230,582   227,944
    Due after ten years.....................................  103,351   101,516
                                                             --------  --------
                                                              431,708   429,147
   Mortgage- and asset-backed securities....................  189,469   195,733
                                                             --------  --------
                                                             $621,177  $624,880
                                                             ========  ========

  Proceeds from sales of fixed maturities available for sale were $15,246 in 1996, $149,076 in 1995, and $64,713 in 1994. Gross gains realized on these sales were $749 in 1996, $3,157 in 1995, and $1,058 in 1994. Gross losses on these sales were $0 in 1996, $2,126 in 1995, and $3,468 in 1994.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 4--DEFERRED ACQUISITION COSTS

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                 1996                  1995                  1994
                         --------------------- --------------------- ---------------------
                          DEFERRED   VALUE OF   DEFERRED   VALUE OF   DEFERRED   VALUE OF
                         ACQUISITION INSURANCE ACQUISITION INSURANCE ACQUISITION INSURANCE
                            COSTS    PURCHASED    COSTS    PURCHASED    COSTS    PURCHASED
                         ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................  $144,716    $18,679   $153,677    $20,983   $116,406   $ 23,231
 Additions:
  Deferred during peri-
   od:
   Commissions..........    28,492          0     24,258          0     23,533          0
   Other expenses.......     5,252          0      4,611          0      4,583          0
                          --------    -------   --------    -------   --------   --------
    Total deferred......    33,744          0     28,869          0     28,116          0
 Adjustment attributable
  to unrealized
  investment loss (1)...     8,857          0          0          0     22,697          0
                          --------    -------   --------    -------   --------   --------
    Total additions.....    42,601          0     28,869          0     50,813          0
 Deductions:
  Amortized during peri-
   od...................   (16,894)    (2,519)   (14,062)    (2,304)   (12,109)    (2,248)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............         0          0    (23,532)         0          0          0
  Adjustment
   attributable to
   realized investment
   gains (1)............      (437)         0       (236)         0     (1,433)         0
                          --------    -------   --------    -------   --------   --------
    Total deductions....   (17,331)    (2,519)   (37,830)    (2,304)   (13,542)    (2,248)
                          --------    -------   --------    -------   --------   --------
Balance at end of year..   169,986     16,160   $144,716    $18,679   $153,677   $ 20,983
                          ========    =======   ========    =======   ========   ========

--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $1,100, $1,300, and $1,500 for the years ended December 31, 1996, 1995 and 1994, respectively. The average interest accrual rates used were 6.44%, 6.59% and 6.74%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1996 to be amortized during each of the next five years is: 1997, $1,777; 1998, $1,582; 1999, $1,408; 2000, $1,253; 2001, $1,115.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

NOTE 5--PROPERTY AND EQUIPMENT

  A summary of property and equipment used in the business is as follows:

                                           AT DECEMBER 31,     AT DECEMBER 31,
                                                1996                1995
                                         ------------------- -------------------
                                                ACCUMULATED         ACCUMULATED
                                          COST  DEPRECIATION  COST  DEPRECIATION
                                         ------ ------------ ------ ------------
Data processing equipment............... $  192    $  147    $  155    $  137
Transportation equipment................    132        37       142        73
Furniture and office equipment .........    919       903       919       881
                                         ------    ------    ------    ------
  Total................................. $1,243    $1,087    $1,216    $1,091
                                         ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $44, $52 and $71 in each of the years 1996, 1995, and 1994, respectively.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)

NOTE 6--FUTURE POLICY BENEFIT RESERVES

  A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1996 is as follows:

                           INDIVIDUAL LIFE INSURANCE

Interest Assumptions:

                                             PERCENT OF
      YEARS OF ISSUE      INTEREST RATES     LIABILITY
      --------------   --------------------- ----------
      1962-1996         3% level to 6% level      8%
      1986-1992        7.00% graded to 6.00%     20%
      1962-1985        8.50% graded to 6.00%      5%
      1981-1985        8.50% graded to 7.00%      6%
      1984-1996           Interest sensitive     61%
                                                ----
                                                100%
                                                ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

NOTE 7--INCOME TAXES

  United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                    YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                     1996     1995     1994
                                                    -------  -------  -------
   Net operating income before income taxes........ $19,078  $18,037  $14,337
   Shareholder's equity:
    Unrealized gains (losses)......................  (4,217)  13,283  (13,064)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options...       0      (35)       0
    Other..........................................    (152)       1       (1)
                                                    -------  -------  -------
                                                    $14,709  $31,286  $ 1,272
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                         1996    1995    1994
                                                        ------- ------- -------
Current income tax expense............................. $18,305 $16,648 $10,066
Deferred income tax expense............................     773   1,389   4,271
                                                        ------- ------- -------
                                                        $19,078 $18,037 $14,337
                                                        ======= ======= =======

  In 1996, 1995, and 1994, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

  The effective income tax rate differed from the expected 35% rate in 1996, 1995 and 1994 as shown below:

                                              YEAR ENDED DECEMBER 31,
                                        ----------------------------------------
                                         1996     %    1995     %    1994     %
                                        -------  ---  -------  ---  -------  ---
Expected income taxes.................. $19,020   35% $17,936   35% $14,480   35%
Increase (reduction) in income taxes
 resulting from:
 Tax-exempt investment income..........     (38)   0     (102)   0     (243)   0
 Purchase accounting differences.......      99    0       99    0       99    0
 Other.................................      (3)   0      104    0        1    0
                                        -------  ---  -------  ---  -------  ---
Income taxes........................... $19,078   35% $18,037   35% $14,337   35%
                                        =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 7--INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        YEAR ENDED DECEMBER 31,
                                                        -----------------------
                                                           1996        1995
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $     5,936 $     9,622
    Present value of future surrender charges..........       9,636       4,083
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         147         188
                                                        ----------- -----------
    Total gross deferred tax assets....................      15,719      13,893
                                                        ----------- -----------
    Net deferred tax assets............................      15,719      13,893
                                                        ----------- -----------
   Deferred tax liabilities:
    Deferred acquisition costs.........................      53,625      50,806
    Unrealized investment gains........................       2,402       6,619
    Other..............................................         766       1,138
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      56,793      58,563
                                                        ----------- -----------
    Net deferred tax liability.........................      41,074      44,670
                                                        =========== ===========

  In United Investor's opinion, all deferred tax assets will be recoverable.

  United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

NOTE 8--POSTRETIREMENT BENEFITS

  Pension Plans: The full-time employees of United Investors are covered under a defined benefit pension plan and a defined contribution savings plan. These plans cover primarily employees of other Torchmark and United Management affiliates. The total costs of these retirement plans charged to operations were as follows:

                                                              DEFINED    DEFINED
    YEAR ENDED                                              CONTRIBUTION BENEFIT
   DECEMBER 31,                                                PLANS      PLAN
   ------------                                             ------------ -------
    1996..................................................      $41       $115
    1995..................................................       39         75
    1994..................................................       38         66

  Net periodic pension cost for the defined benefit plan which covers United Investors' employees has been calculated on the projected unit credit actuarial cost method in accordance with SFAS 87,

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 8--POSTRETIREMENT BENEFITS (CONTINUED)

which was adopted effective January 1, 1986. Contributions are made to the plan equal to pension expense subject to minimums required by regulation and maximums allowed for tax purposes. United Investors records the difference between the SFAS 87 expense and the actual cash contribution to the plan to a liability account. The liability recorded was $55 at December 31, 1996, and $55 at December 31, 1995. The plan is organized as a trust fund whose assets consist primarily of investments in long-term fixed maturities and equity securities. Such assets are valued at market.

  United Investors accrues expense for the defined contribution plans based on a percentage of the employees' contributions. The plans are funded by the employee contributions and a company contribution.

  Postretirement Benefit Plans Other Than Pensions: United Investors provides certain health care benefits ("postretirement benefits") for its retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Coverage under this plan of health benefits ceases when the covered retiree and/or covered spouse are eligible for Medicare benefits.

  Postretirement benefit cost for the years ending December 31, 1996, 1995 and 1994 was $5, $3 and $16, respectively; this expense includes the expected cost of post- retirement benefits for newly eligible or vested employees, the interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience.

  The unfunded postretirement benefit obligation for retirees and other fully eligible or vested plan participants was $122 and $133 as of December 31, 1996 and 1995, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 7.50% and the health care cost trend rate was 10%, graded to 4.5% over 10 years.

NOTE 9--RELATED PARTY TRANSACTIONS

  The primary distributor of United Investors' Insurance products is Waddell & Reed, Inc. ("W&R"), a United Management affiliate. W&R receives a commission for marketing these products which was approximately $30,200, $25,700, and $25,300 for the years ended December 31, 1996, 1995, and 1994, respectively.

  United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,797 in 1996, $1,706 in 1995 and $1,618 in 1994.

  Torchmark performed certain administrative services for United Investors for which it charged $384 in 1996, $156 in 1995 and $156 in 1994.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 9--RELATED PARTY TRANSACTIONS (CONTINUED)

  In January 1994, United Investors loaned United Management $15,000 at an interest rate of 3.75%. This loan was paid in full in February 1994. Interest income related to this loan totaling $41 at December 31, 1994 is included in the accompanying financial statements. In June and July 1994, United Investors loaned Torchmark $2,000 and $17,000, respectively. The notes bear interest at 5.3% and 5.05% respectively and were paid in full in July 1994. In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.11%. Interest income related to the Torchmark loans totaling $2,838 and $3,058 at December 31, 1996 and 1995, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements.

  United Investors serves as sponsor to two separate accounts and depositor to the underlying investment fund in connection with its variable product business. During 1997 United Investors will serve as a sponsor and depositor of a third separate account in connection with its variable Product business. At December 31, 1996 and 1995 United Investors had investments of $14,000 and $12,500, in the separate accounts which were included in other long-term invested assets and carried at market.

  Other long-term invested assets also includes investments, carried at market, in the United Group of Mutual Funds and certain other funds for which W&R is the sole advisor. These investments approximated $5,159 and $4,896 at December 31, 1996 and 1995. Investment income derived from these investments is included in net investment income.

NOTE 10--COMMITMENTS AND CONTINGENCIES

  Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $525 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1996 and 3% of premium income for 1996. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation.

  United Investors did not assume insurance risks of other companies for the year ended December 31, 1996.

  Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a generally accepted accounting basis over that determined on a statutory basis. Restricted net assets at December 31, 1996 in compliance with all regulations were $160,840.

  Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

  Concentrations of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment portfolio consists of securities of the U.S. government or U.S. government-backed securities (32%); securities of state and municipal governments (7%); investment-grade corporate bonds (48%); United

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                         (DOLLAR AMOUNTS IN THOUSANDS)
NOTE 10--COMMITMENTS AND CONTINGENCIES (CONTINUED)

Funds (3%); and policy loans (2%) which are secured by the underlying insurance policy value. The balance of the portfolio is invested in short-term investments, non investment grade corporate bonds, and various limited partnerships. Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1996, 1% or more of the portfolio was invested in the following industries: financial services (22%); chemicals (6%); transportation (4%); foods and kindred products (5%); regulated utilities (3%); manufacturing (3%); media and communications (3%); electronics (2%); paper and allied products (2%); and services (1%). At the end of 1996, 7% of the carrying value of securities was rated below investment grade. Par value of these investments was $47,300, amortized cost was $48,112, and market value was $49,034. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

  Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

NOTE 11--SUPPLEMENTAL DISCLOSURES FOR CASH FLOW STATEMENT

  There were no noncash investing or financing activities for the years 1996, 1995, and 1994.

  The following table summarizes certain amounts paid during the period:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                          1996    1995    1994
                                                         ------- ------- -------
       Taxes paid....................................... $22,111 $15,393 $14,187

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Life Variable Account
Birmingham, Alabama

We have audited the accompanying balance sheet of United Investors Life Variable Account as of December 31, 1996 and the related statements of operations and changes in net assets for each of the years in the three year period ended December 31, 1996. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Variable Account at December 31, 1996 and the results of its operations and changes in its net assets for each of the years in the three year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama

March 12, 1997

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                                 BALANCE SHEET

                          AS OF DECEMBER 31, 1996

                                                                                                                LIMITED
                    MONEY                  HIGH                                                                  TERM      ASSET
                    MARKET      BOND      INCOME     GROWTH      INCOME    INTERNATIONAL SMALL CAP   BALANCED    BOND    STRATEGY
                  ---------- ---------- ---------- ----------- ----------- ------------- ---------- ---------- --------- ---------
Assets:
Investments in
Mutual Funds
(Note B)........  $1,685,375 $4,018,441 $4,328,507 $19,795,836 $12,794,704  $3,174,714   $3,266,936 $1,396,808 $ 658,027 $ 475,758
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total assets....   1,685,375  4,018,441  4,328,507  19,795,836  12,794,704   3,174,714    3,266,936  1,396,808   658,027   475,758
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor (Note
D)..............         269        793        845       3,935       2,531         610          623        274       129        93
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total liabili-
 ties...........         269        793        845       3,935       2,531         610          623        274       129        93
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Net assets (Note
 C).............  $1,685,106 $4,017,648 $4,327,662 $19,791,901 $12,792,173  $3,174,104   $3,266,313 $1,396,534 $ 657,898 $ 475,665
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Equity:
Equity of Spon-
 sor (Note E)...  $        0 $1,034,647 $1,143,345 $ 1,871,578 $ 2,166,580  $   79,216   $  111,078 $   88,026 $ 585,260 $       0
Equity of con-
 tract owners...   1,685,106  2,983,001  3,184,317  17,920,323  10,625,593   3,094,888    3,155,235  1,308,508    72,638   475,665
                  ---------- ---------- ---------- ----------- -----------  ----------   ---------- ---------- --------- ---------
Total equity....  $1,685,106 $4,017,648 $4,327,662 $19,791,901 $12,792,173  $3,174,104   $3,266,313 $1,396,534 $ 657,898 $ 475,665
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Accumulation
 units outstand-
 ing............   1,072,364  1,941,555  1,892,547   5,287,503   5,904,323   2,604,497    1,911,387  1,031,224   562,056   446,332
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
Net asset value
 per unit.......  $ 1.571394 $ 2.069294 $ 2.286686 $  3.743147 $  2.166577  $ 1.218701   $ 1.708870 $ 1.354249 $1.170521 $1.065719
                  ========== ========== ========== =========== ===========  ==========   ========== ========== ========= =========
                     TOTAL
                  -----------
Assets:
Investments in
Mutual Funds
(Note B)........  $51,595,106
                  -----------
Total assets....   51,595,106
                  -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor (Note
D)..............       10,102
                  -----------
Total liabili-
 ties...........       10,102
                  -----------
Net assets (Note
 C).............  $51,585,004
                  ===========
Equity:
Equity of Spon-
 sor (Note E)...  $ 7,079,730
Equity of con-
 tract owners...   44,505,274
                  -----------
Total equity....  $51,585,004
                  ===========
Accumulation
 units outstand-
 ing............   22,653,788
                  ===========
Net asset value
 per unit.......

                       See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                   FOR THE YEAR ENDED DECEMBER 31, 1996

                       MONEY                    HIGH
                       MARKET       BOND       INCOME      GROWTH       INCOME
                     ----------  ----------  ----------  -----------  -----------
Dividend income
 (Note B, D).        $   67,625  $  247,098  $  365,207  $ 2,260,473  $   310,270
Expenses paid to
 Sponsor
 (Note D):
 Mortality and ex-
  pense risk
  charge...........       8,421      23,470      23,955      107,839       65,099
 Contract maintenance charges:
  Sales expense....       3,990      14,800      14,613       70,974       49,893
  Underwriting and
   issue expense...         565       2,060       2,011        9,416        6,226
  Premium taxes....       1,412       5,149       5,028       23,540       15,563
  Cost of insur-
   ance............       8,112      31,858      24,490      111,721       80,172
  Administrative
   expense.........       1,155       4,040       5,117       24,962       14,975
                     ----------  ----------  ----------  -----------  -----------
   Total...........      23,655      81,377      75,214      348,452      231,928
Net investment in-
 come..............      43,970     165,721     289,993    1,912,021       78,342
Realized investment
 gains
 distributed to ac-
 counts............           0      10,428      12,266      154,511      149,372
Unrealized invest-
 ment gains
 (losses)..........           0    (127,873)     94,807     (280,931)   1,493,351
                     ----------  ----------  ----------  -----------  -----------
Net gain on invest-
 ments.............           0    (117,445)    107,073     (126,420)   1,642,723
                     ----------  ----------  ----------  -----------  -----------
Net increase in net
 assets from
 operations........      43,970      48,276     397,066    1,785,601    1,721,065
Premium deposits
 and net
 transfers*........     345,070      83,031     237,801    1,807,736    2,428,537
Transfer to Sponsor
 for benefits and
 terminations......     (33,896)  (100,872)    (260,183)    (380,062)    (190,414)
                     ----------  ----------  ----------  -----------  -----------
Total increase.....     355,144      30,435     374,684    3,213,275    3,959,188
Net assets at be-
 ginning of peri-
 od................  $1,329,962  $3,987,213  $3,952,978  $16,578,626   $8,832,985
                     ----------  ----------  ----------  -----------  -----------
Net assets at end
 of period
 (Note C)..........  $1,685,106  $4,017,648  $4,327,622  $19,791,901  $12,792,173
                     ==========  ==========  ==========  ===========  ===========

                                                             LIMITED
                                                              TERM      ASSET
                      INTERNATIONAL SMALL CAP    BALANCED     BOND    STRATEGY    TOTAL
                      ------------- ----------  ----------  --------  -------- -----------
Dividend income
 (Note B, D).         $   40,388     $128,874  $   77,301  $ 34,473  $ 16,233 $ 3,547,942
Expenses paid to
 Sponsor
 (Note D):
 Mortality and ex-
  pense risk
  charge...........       15,967       16,559       6,612     3,816     2,278     274,016
 Contract maintenance charges:
  Sales expense....       14,277       13,709       5,350       321       513     188,440
  Underwriting and
   issue expense...        1,730        1,669         636        38        60      24,411
  Premium taxes....        4,324        4,173       1,591        95       151      61,026
  Cost of insur-
   ance............       21,218       20,414       9,254       386       957     308,582
  Administrative
   expense.........        3,518        3,620       1,370        48       145      58,950
                      ----------   ----------  ----------  --------  -------- -----------
   Total...........       61,034       60,144      24,813     4,704     4,104     915,425
Net investment in-
 come..............      (20,646)      68,730      52,488    29,769    12,129   2,632,517
Realized investment
 gains
 distributed to ac-
 counts............       18,162       43,253       5,640       238        50     393,920
Unrealized invest-
 ment gains
 (losses)..........      319,036      (14,604)     38,817   (10,782)    7,307   1,519,128
                      ----------   ----------  ----------  --------  -------- -----------
Net gain on invest-
 ments.............      337,198       28,649      44,457   (10,544)    7,357   1,913,048
                      ----------   ----------  ----------  --------  -------- -----------
Net increase in net
 assets from
 operations........      316,552       97,379      96,945    19,225    19,486   4,545,565
Premium deposits
 and net
 transfers*........      974,379    1,328,646     450,153    47,604   393,715   8,096,672
Transfer to Sponsor
 for benefits and
 terminations......      (40,875)     (23,937)     (9,567)        0         0  (1,039,806)
                      ----------   ----------  ----------  --------  -------- -----------
Total increase.....    1,250,056    1,402,088     537,531    66,829   413,201  11,602,431
Net assets at be-
 ginning of peri-
 od................    1,924,048    1,864,225     859,003   591,069    62,464  39,982,573
                      ----------   ----------  ----------  --------  -------- -----------
Net assets at end
 of period
 (Note C)..........   $3,174,104   $3,266,313  $1,396,534  $657,898  $475,665 $51,585,004
                      ==========   ==========  ==========  ========  ======== ===========



*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                       MONEY                   HIGH
                       MARKET       BOND      INCOME      GROWTH       INCOME
                     ----------  ---------- ----------  -----------  ----------
Dividend income
 (Note B, D).......  $   56,929    $248,458   $338,410   $2,732,341     227,863
Expenses paid to
 Sponsor
 (Note D):
 Mortality and ex-
  pense risk
  charge...........       6,342      21,939     22,070       82,847      44,350
 Contract maintenance charges:
  Sales expense....       3,370      13,553     13,197       51,332      31,549
  Underwriting and
   issue expense...         507       1,882      1,810        7,018       3,947
  Premium taxes....       1,265       4,705      4,523       17,544       9,869
  Cost of insur-
   ance............       7,215      31,044     25,032       84,952      53,749
  Administrative
   expense.........       1,211       3,730      4,468       19,913       9,807
                     ----------  ---------- ----------  -----------  ----------
   Total...........      19,910      76,853     71,100      263,606     153,271
Net investment in-
 come (loss).......      37,019     171,605    267,310    2,468,735      74,592
Realized investment
 gains
 distributed to ac-
 counts............           0       9,293      7,245      112,968      62,220
Unrealized invest-
 ment gains
 (losses)..........           0     421,180    263,621    1,651,730   1,631,957
                     ----------  ---------- ----------  -----------  ----------
Net gain (loss) on
 investments.......           0     430,473    270,866    1,764,698   1,694,177
                     ----------  ---------- ----------  -----------  ----------
Net increase
 (decrease) in net
 assets from
 operations........      37,019     602,078    538,176    4,233,433   1,768,769
Premium deposits
 and net
 transfers*........    (730,542)    259,777    200,825    1,472,895   1,704,095
Transfer to Sponsor
 for benefits and
 terminations......     (13,225)   (53,086)    (82,898)    (159,853)    (46,361)
                     ----------  ---------- ----------  -----------  ----------
Total increase (de-
 crease)...........    (706,748)    808,769    656,103    5,546,475   3,426,503
Net assets at be-
 ginning of period.  $2,036,710  $3,178,444 $3,296,875  $11,032,151   5,406,482
                     ----------  ---------- ----------  -----------  ----------
Net assets at end
 of period
 (Note C)..........  $1,329,962  $3,987,213 $3,952,978  $16,578,626  $8,832,985
                     ==========  ========== ==========  ===========  ==========



                                                          LIMITED
                                                           TERM     ASSET
                     INTERNATIONAL SMALL CAP   BALANCED    BOND    STRATEGY     TOTAL
                     ------------- ----------  --------  --------  --------  -----------
Dividend income
 (Note B, D).......       27,746       55,374    32,244    32,472      948    $3,752,785
Expenses paid to
 Sponsor
 (Note D):
 Mortality and ex-
  pense risk
  charge...........        9,837        8,160     4,092     3,367       93       203,097
 Contract maintenance charges:
  Sales expense....        6,812        5,394     3,419       182       85       128,893
  Underwriting and
   issue expense...          840          669       409        21       10        17,113
  Premium taxes....        2,098        1,673     1,024        53       25        42,779
  Cost of insur-
   ance............       10,465        9,020     6,425       319      103       228,324
  Administrative
   expense.........        1,750        1,234       658        48       31        42,850
                      ----------   ----------  --------  --------  -------   -----------
   Total...........       31,802       26,150    16,027     3,990      347       663,056
Net investment in-
 come (loss).......       (4,056)      29,224    16,217    28,482      601     3,089,729
Realized investment
 gains
 distributed to ac-
 counts............        3,463       14,474     2,146       348       60       212,217
Unrealized invest-
 ment gains
 (losses)..........       77,537      295,990   112,105    41,691   (1,267)    4,494,544
                      ----------   ----------  --------  --------  -------   -----------
Net gain (loss) on
 investments.......       81,000      310,464   114,251    42,039   (1,207)    4,706,761
                      ----------   ----------  --------  --------  -------   -----------
Net increase
 (decrease) in net
 assets from
 operations........       76,944      339,688   130,468    70,521     (606)    7,796,490
Premium deposits
 and net
 transfers*........      908,880      962,209   269,063     5,039   63,070     5,115,311
Transfer to Sponsor
 for benefits and
 terminations......       (2,793)      (1,955)   (1,442)   (3,137)       0      (364,750)
                      ----------   ----------  --------  --------  -------   -----------
Total increase (de-
 crease)...........      983,031    1,299,942   398,089    72,423   62,464    12,547,051
Net assets at be-
 ginning of period.      941,017      564,283   460,914   518,646        0    27,435,522
                      ----------   ----------  --------  --------  -------   -----------
Net assets at end
 of period
 (Note C)..........   $1,924,048   $1,864,225  $859,003  $591,069  $62,464   $39,982,573
                      ==========   ==========  ========  ========  =======   ===========


*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1994

                                      MONEY                    HIGH
                                      MARKET       BOND       INCOME      GROWTH       INCOME    INTERNATIONAL
                                    ----------  ----------  ----------  -----------  ----------  -------------
Dividend income
 (Note B, D)....                    $   44,471  $  212,444  $  300,737  $   775,465  $   55,585    $  3,887
Expenses paid to
 Sponsor
 (Note D):
 Mortality and
  expense risk
  charge........                         7,393      17,074      19,525       61,268      24,882       1,621
 Contract maintenance charges:
  Sales expense.                         3,697       8,693      11,080       35,756      10,974          64
  Underwriting
   and issue
   expense......                           556       1,295       1,530        5,105       1,465           7
  Premium taxes.                         1,390       3,238       3,828       12,766       3,663          19
  Cost of insur-
   ance.........                         9,759      20,013      20,188       60,863      20,058          78
  Administrative
   expense......                         1,356       3,025       3,856       14,440       3,900          46
                                    ----------  ----------  ----------  -----------  ----------    --------
   Total........                        24,151      53,338      60,007      190,198      64,942       1,835
Net investment
 income (loss)..                        20,320     159,106     240,730      585,267      (9,357)      2,052
Realized investment gains (losses)
 distributed to
 accounts.......                       200,947        (322)     (2,779)      82,332      34,324         467
Unrealized in-
 vestment gains
 (losses).......                             0    (384,034)   (381,322)    (630,085)   (169,753)    (27,193)
                                    ----------  ----------  ----------  -----------  ----------    --------
Net gain (loss)
 on investments.                       200,947    (384,356)   (384,101)    (547,753)   (135,429)    (26,726)
                                    ----------  ----------  ----------  -----------  ----------    --------
Net increase
 (decrease) in
 net assets from
 operations.....                       221,267    (225,250)   (143,371)      37,514    (144,786)    (24,674)
Premium deposits
 and net
 transfers*.....                     1,045,101     648,848     422,155    1,961,711   2,580,834     900,691
Investment by
 Sponsor (Note
 E).............                      (700,947)          0           0            0           0      65,000
Transfer to
 Sponsor for
 benefits and
 terminations...                       (55,519)    (40,963)    (77,686)    (300,977)    (36,074)          0
                                    ----------  ----------  ----------  -----------  ----------    --------
Total increase..                       509,902     382,635     201,098    1,698,248   2,399,974     941,017
Net assets at
 beginning of
 period.........                     1,526,808   2,795,809   3,095,777    9,333,903   3,006,508           0
                                    ----------  ----------  ----------  -----------  ----------    --------
Net assets at
 end of period
 (Note C).......                    $2,036,710  $3,178,444  $3,296,875  $11,032,151  $5,406,482    $941,017
                                    ==========  ==========  ==========  ===========  ==========    ========


                                                        LIMITED
                                                         TERM
                                   SMALL CAP BALANCED    BOND       TOTAL
                                   --------- --------  --------  -----------
Dividend income
 (Note B, D)....                    $  5,079  $  4,255  $ 15,738  $ 1,417,661
Expenses paid to
 Sponsor
 (Note D):
 Mortality and
  expense risk
  charge........                         972       772     2,002      135,509
 Contract maintenance charges:
  Sales expense.                          24        16         0       70,304
  Underwriting
   and issue
   expense......                           3         2         0        9,963
  Premium taxes.                           7         4         0       24,915
  Cost of insur-
   ance.........                          24        15         0      130,998
  Administrative
   expense......                          19         9         0       26,651
                                    --------  --------  --------  -----------
   Total........                       1,049       818     2,002      398,340
Net investment
 income (loss)..                       4,030     3,437    13,736    1,019,321
Realized investment gains (losses)
 distributed to
 accounts.......                       3,773        (1)        9      318,750
Unrealized in-
 vestment gains
 (losses).......                      43,941   (10,518)  (14,388)  (1,573,352)
                                    --------  --------  --------  -----------
Net gain (loss)
 on investments.                      47,714   (10,519)  (14,379)  (1,254,602)
                                    --------  --------  --------  -----------
Net increase
 (decrease) in
 net assets from
 operations.....                      51,744    (7,082)     (643)    (235,281)
Premium deposits
 and net
 transfers*.....                     447,539   402,996    19,289    8,429,164
Investment by
 Sponsor (Note
 E).............                      65,000    65,000   500,000       (5,947)
Transfer to
 Sponsor for
 benefits and
 terminations...                           0         0         0     (511,219)
                                    --------  --------  --------  -----------
Total increase..                     564,283   460,914   518,646    7,676,717
Net assets at
 beginning of
 period.........                           0         0         0   19,758,805
                                    --------  --------  --------  -----------
Net assets at
 end of period
 (Note C).......                    $564,283  $460,914  $518,646  $27,435,522
                                    ========  ========  ========  ===========

*Includes transfer activity from (to) other portfolios.

                      See Notes to Financial Statements.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--The United Investors Life Variable Account ("the Life Variable Account") was established on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Life Variable Account invests in shares of TMK/United Funds, Inc. ("the Fund"), a mutual fund with ten separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, and asset strategy portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

  Basis of Presentation--The financial statements of the Life Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

  Federal Taxes --Currently no charge is made to the Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Life Variable Account investment income under current tax law.

NOTE B--INVESTMENTS

  Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over the counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stocks. Short term debt securities are valued at amortized cost which approximates market.

  Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C Net Assets). Dividends received by the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  The following is a summary of reinvested dividends by portfolio:

                                                             1996
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       67,625        $   67,625
Bond..........................................       47,515           247,098
High Income...................................       79,827           365,207
Growth........................................      332,584         2,260,473
Income........................................       30,607           310,270
International.................................        6,733            40,388
Small Cap.....................................       16,074           128,874
Balanced......................................       12,474            77,301
Limited Term Bond.............................        6,676            34,473
Asset Strategy................................        3,162            16,233

                                                             1995
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       56,929        $   56,929
Bond..........................................       46,377           248,458
High Income...................................       76,167           338,410
Growth........................................      400,278         2,732,341
Income........................................       26,265           227,863
International.................................        5,256            27,746
Small Cap.....................................        7,198            55,374
Balanced......................................        5,465            32,244
Limited Term Bond.............................        6,185            32,472
Asset Strategy................................          189               948
                                                             1994
                                                             ----
             INVESTMENT PORTFOLIO              SHARES REINVESTED DIVIDEND INCOME
             --------------------              ----------------- ---------------
Money Market..................................       44,471        $   44,471
Bond..........................................       43,659           212,444
High Income...................................       70,967           300,737
Growth........................................      131,466           775,465
Income........................................        8,212            55,585
International.................................          779             3,887
Small Cap.....................................          848             5,079
Balanced......................................          862             4,255
Limited Term Bond.............................        3,238            15,738

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE C--NET ASSETS

  The following table illustrates by component parts the net asset value for each portfolio.

                                                                                                                       LIMITED
                     MONEY                    HIGH                                                                       TERM
1996                 MARKET       BOND       INCOME      GROWTH       INCOME     INTERNATIONAL SMALL CAP    BALANCED     BOND
----               ----------  ----------  ----------  -----------  -----------  ------------- ----------  ----------  --------
Cost to:
 Contract Owners.  $2,083,866  $2,679,219  $2,815,607  $10,696,715  $ 8,109,443   $2,783,949   $2,738,394  $1,122,212  $ 71,931
 Sponsor.........           0     500,000     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation and
reinvested
dividends .......     704,933   1,772,726   2,294,769   11,776,739    4,496,028      463,494      576,154     261,989    99,800
Deductions:
 Mortality and
 expense risk
 charge..........     (78,956)   (131,265)   (143,910)    (449,074)    (161,846)     (27,425)     (25,691)    (11,476)   (9,185)
 Contract
 maintenance
 charges:
 Sales expense...     (34,886)    (70,517)    (81,625)    (283,920)    (100,115)     (21,153)     (19,127)     (8,785)     (503)
 Underwriting and
 issue expense...      (5,447)    (10,498)    (12,258)     (41,045)     (12,646)      (2,577)      (2,341)     (1,047)      (59)
 Premium taxes...     (13,615)    (26,244)    (30,647)    (102,618)     (31,615)      (6,441)      (5,853)     (2,619)     (148)
 Cost of
 insurance.......     (75,322)   (159,093)   (160,952)    (492,660)    (166,958)     (31,761)     (29,458)    (15,694)     (705)
 Administrative
 expense.........     (13,768)    (22,767)    (31,305)    (112,886)     (30,978)      (5,314)      (4,873)     (2,037)      (96)
 Loan interest...      (7,397)     (2,073)     (2,307)      (7,273)      (1,170)         (13)         (16)         (8)        0
 Benefits &
 terminations....    (874,302)   (511,840)   (819,710)  (1,692,077)    (307,970)     (43,655)     (25,876)    (11,001)   (3,137)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,685,106  $4,017,648  $4,327,662  $19,791,901  $12,792,173   $3,174,104   $3,266,313  $1,396,534  $657,898
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
1995
----
Cost to:
 Contract Owners.  $1,738,796  $2,596,188  $2,577,806  $ 8,888,979  $ 5,680,906   $1,809,570   $1,409,748  $  672,059  $ 24,327
 Sponsor.........           0     500,000     500,000      500,000    1,000,000       65,000       65,000      65,000   500,000
Adjustment for
market
appreciation and
reinvested
dividends........     637,308   1,643,073   1,822,489    9,642,686    2,543,035       85,908      418,631     140,231    75,871
Deductions:
 Mortality and
 expense risk
 charge..........     (70,535)   (107,795)   (119,955)    (341,235)     (96,747)     (11,458)      (9,132)     (4,864)   (5,369)
 Contract
 maintenance
 charges:
 Sales expense...     (30,896)    (55,717)    (67,012)    (212,946)     (50,222)      (6,876)      (5,418)     (3,435)     (182)
 Underwriting &
 issue expense...      (4,882)     (8,438)    (10,247)     (31,629)      (6,420)        (847)        (672)       (411)      (21)
 Premium taxes...     (12,203)    (21,095)    (25,619)     (79,078)     (16,052)      (2,117)      (1,680)     (1,028)      (53)
 Cost of
 insurance.......     (67,210)   (127,235)   (136,462)    (380,939)     (86,786)     (10,543)      (9,044)     (6,440)     (319)
 Administrative
 expense.........     (12,613)    (18,727)    (26,188)     (87,924)     (16,003)      (1,796)      (1,253)       (667)      (48)
 Loan interest...      (6,004)     (1,832)     (1,884)      (5,697)        (717)          (8)         (16)         (8)        0
 Benefits &
 terminations....    (841,799)   (411,209)   (559,950)  (1,313,591)    (118,009)      (2,785)      (1,939)     (1,434)   (3,137)
                   ----------  ----------  ----------  -----------  -----------   ----------   ----------  ----------  --------
Net assets.......  $1,329,962  $3,987,213  $3,952,978  $16,578,626  $ 8,832,985   $1,924,048   $1,864,225  $  859,003  $591,069
                   ==========  ==========  ==========  ===========  ===========   ==========   ==========  ==========  ========
                    ASSET
1996               STRATEGY
----               ---------
Cost to:
 Contract Owners.  $456,785
 Sponsor.........         0
Adjustment for
market
appreciation and
reinvested
dividends .......    23,331
Deductions:
 Mortality and
 expense risk
 charge..........    (2,371)
 Contract
 maintenance
 charges:
 Sales expense...      (598)
 Underwriting and
 issue expense...       (70)
 Premium taxes...      (176)
 Cost of
 insurance.......    (1,060)
 Administrative
 expense.........      (176)
 Loan interest...         0
 Benefits &
 terminations....         0
                   ---------
Net assets.......  $475,665
                   =========
1995
----
Cost to:
 Contract Owners.  $ 63,070
 Sponsor.........         0
Adjustment for
market
appreciation and
reinvested
dividends........      (259)
Deductions:
 Mortality and
 expense risk
 charge..........       (93)
 Contract
 maintenance
 charges:
 Sales expense...       (85)
 Underwriting &
 issue expense...       (10)
 Premium taxes...       (25)
 Cost of
 insurance.......      (103)
 Administrative
 expense.........       (31)
 Loan interest...         0
 Benefits &
 terminations....         0
                   ---------
Net assets.......  $ 62,464
                   =========

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE D--CHARGES AND DEDUCTIONS

Fund Management and Fees

  Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual rates: Money Market Portfolio None; Bond Portfolio .03 of 1% of net assets; High Income Portfolio .15 of 1% of net assets; Growth Portfolio .20 of 1% of net assets; Income Portfolio .20 of 1% of net assets; International Portfolio .30 of 1% of net assets; Small Cap Portfolio .35 of 1% of net assets; Balanced Portfolio
 .10 of 1% of net assets; Limited Term Bond Portfolio .05 of 1% of net assets; Asset Strategy Portfolio .30 of 1% of net assets; and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million--Annual Group Fee Rate--.51 of 1%; from $750 to $1,500 million--
 .49 of 1%; from $1,500 to $2,250 million--.47 of 1%; over $2,250 million--.45 of 1%. Fees for these services are deducted from dividend income.

  Prior to July 1995, fees for these services were deducted from dividend income at the following annual rates: Money Market Portfolio .51 of 1% of net assets; Bond Portfolio .54 of 1% of net assets; High Income Portfolio .66 of 1% of net assets; Growth Portfolio .71 of 1% of net assets; Income Portfolio
 .71 of 1% of net assets; International Portfolio .81 of 1% of net assets; Small Cap Portfolio .86 of 1% of net assets; Balanced Portfolio .61 of 1% of net assets; and Limited Term Bond Portfolio .56 of 1% of net assets. These fees are a result of the combination of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of each business day at the following annual rates: Money Market Portfolio None; Bond Portfolio .03 of 1% of net assets; High Income Portfolio .15 of 1% of net assets; Growth Portfolio .20 of 1% of net assets; Income Portfolio .20 of 1% of net assets; International Portfolio .30 of 1% of net assets; Small Cap Portfolio .35 of 1% of net assets; Balanced Portfolio .10 of 1% of net assets; and Limited Term Bond Portfolio .05 of 1% of net assets; and (ii) a base fee computed each day on the combined net asset values of all of the portfolios and allocated among the portfolios based on their relative net asset size at the annual rate of
 .51 of 1%. The amount of these fees have been:

                                                        1996     1995     1994
                                                      -------- -------- --------
   Money Market...................................... $  7,393 $  7,332 $  6,468
   Bond..............................................   20,785   19,427   15,545
   High Income.......................................   26,544   24,027   21,528
   Growth............................................  126,418   96,300   72,621
   Income............................................   75,558   51,250   29,750
   International.....................................   20,151   12,098    2,243
   Small Cap.........................................   23,128   10,260    1,365
   Balanced..........................................    6,658    3,956      799
   Limited Term Bond.................................    3,444    3,195    1,843
   Asset Strategy....................................    2,492      158        0

Mortality and Expense Risk Charges

  A daily charge is deducted at an effective annual rate of .60% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality and expense risk charge covers the possibility that the cost of insurance charges will be insufficient to meet actual claims and that other expense charges may be insufficient to cover actual expenses incurred in connection with policy obligations.

                    UNITED INVESTORS LIFE VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

Premium Deposit Charges

  The Sponsor does not impose an immediate charge against the initial premium deposit prior to its allocation to the Life Variable Account. For additional premium deposits there are deductions of 6% of the premium deposit for sales expenses and 2.5% for premium taxes.

Contract Maintenance Charges

  On each policy anniversary a deduction is made from the policy account value to compensate the Sponsor for certain costs and expenses:

(a) Expenses relating to sales, underwriting and issue, and premium taxes

  On each of the first ten policy anniversaries, there is an annual deduction of 1.20% of the initial premium deposit which is composed of the following:

  (1) Sales Expenses--An .85% charge for sales expenses compensates the Sponsor for certain sales and other distribution expenses incurred at the time the policies are issued, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

  (2) Underwriting and Issue Expenses--A .10% charge compensates the Sponsor for initial underwriting costs and for certain expenses incurred in issuing policies, including the cost of processing applications, conducting medical examinations, determining insurability, and establishing records.

  (3) State and Local Premium Taxes--A .25% charge compensates the Sponsor for the average premium tax expense incurred when issuing policies.

(b) Cost of Insurance

  A mortality charge will be deducted on each policy anniversary to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy's net amount at risk and on the attained age, sex and risk class of the insured, and is determined by the Sponsor based upon its expectation as to future mortality experience.

(c) Administrative Expenses

  The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost based" and the Sponsor does not expect a profit from the charge.

Surrender Charges

  For policy surrenders occurring during the first eight policy years, a surrender charge is made against the initial premium deposit based on a graded table.

                                                                                    9 OR
POLICY YEAR                                 1ST  2ND  3RD  4TH  5TH  6TH  7TH  8TH  MORE
-----------                                 ---  ---  ---  ---  ---  ---  ---  ---  ----
Surrender Charge %.........................   8%   7%   6%   5%   4%   3%   2%   1% None

  Surrender charges are included in transfers to Sponsor for benefits and terminations.

NOTE E--EQUITY OF SPONSOR

  The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE F--SELECTED UNIT DATA

  Selected data for a unit of the Life Variable Separate Account outstanding throughout each period follows.

                                                                                               LIMITED
                          MONEY           HIGH                                 SMALL            TERM    ASSET
                          MARKET  BOND   INCOME  GROWTH  INCOME  INTERNATIONAL  CAP   BALANCED  BOND   STRATEGY
                          ------  -----  ------  ------  ------  ------------- -----  -------- ------- --------
1996
----
Dividend income.........  $0.07   $0.13  $0.20   $0.44   $0.06       $0.02     $0.08   $0.09    $0.06   $0.05
Expenses................   0.03    0.04   0.04    0.07    0.04        0.03      0.04    0.03     0.01    0.01
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Investment income
 (loss)--net............   0.04    0.09   0.16    0.37    0.02       (0.01)     0.04    0.06     0.05    0.04
Net realized and
 unrealized investment
 gains (losses).........  (0.29)  (0.05)  0.13   (0.25)  (0.06)      (0.29)    (0.80)  (0.35)   (0.08)  (1.99)
Premium deposits and net
 transfers..............   0.38    0.04   0.13    0.35    0.45        0.42      0.85    0.53     0.09    1.13
Transfer to Sponsor for
 benefits and
 terminations...........  (0.04)  (0.05) (0.14)  (0.07)  (0.04)      (0.02)    (0.02)  (0.01)       0       0
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Increase in net asset
 value..................   0.09    0.03   0.28    0.40    0.37        0.10      0.07    0.23     0.06   (0.82)
Net asset value,
 beginning of the
 period.................   1.74    2.03   2.05    3.47    1.99        1.27      2.01    1.41     1.12    2.19
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Net asset value, end of
 the period.............  $1.83   $2.06  $2.33   $3.87   $2.36       $1.37     $2.08   $1.64    $1.18   $1.37
                          =====   =====  =====   =====   =====       =====     =====   =====    =====   =====
1995
----
Dividend income.........  $0.07   $0.13  $0.18   $0.57   $0.05       $0.02     $0.06   $0.05    $0.06   $0.03
Expenses................   0.03    0.04   0.04    0.06    0.03        0.02      0.03    0.03     0.01    0.01
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Investment income--net..   0.04    0.09   0.14    0.51    0.02        0.00      0.03    0.02     0.05    0.02
Net realized and
 unrealized investment
 gains (losses).........   0.46   (0.07)  0.06    0.07   (0.26)      (1.48)    (1.51)  (1.22)    0.04   (0.04)
Premium deposits and net
 transfers..............  (0.96)   0.13   0.10    0.31    0.38        0.60      1.04    0.44     0.01    2.21
Transfer to Sponsor for
 benefits and
 terminations...........  (0.02)  (0.03) (0.04)  (0.03)  (0.01)       0.00      0.00    0.00    (0.01)   0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Increase (decrease) in
 net asset value........  (0.48)   0.12   0.26    0.86    0.13       (0.88)    (0.44)  (0.76)    0.09    2.19
Net asset value,
 beginning of the
 period.................   2.22    1.91   1.79    2.61    1.86        2.15      2.45    2.17     1.03    0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----
Net asset value, end of
 the period.............  $1.74   $2.03  $2.05   $3.47   $1.99       $1.27     $2.01   $1.41    $1.12   $2.19
                          =====   =====  =====   =====   =====       =====     =====   =====    =====   =====

                     UNITED INVESTORS LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE F--SELECTED UNIT DATA--(CONTINUED)

                                                                                              LIMITED
                          MONEY           HIGH                                 SMALL           TERM
                          MARKET  BOND   INCOME  GROWTH  INCOME  INTERNATIONAL  CAP  BALANCED  BOND
                          ------  -----  ------  ------  ------  ------------- ----- -------- -------
1994
----
Dividend income.........  $0.05   $0.13  $0.16   $0.18   $0.02       $0.01     $0.02  $0.02    $0.03
Expenses................   0.03    0.03   0.03    0.04    0.02        0.00      0.00   0.00     0.00
                          -----   -----  -----   -----   -----       -----     -----  -----    -----
Investment income--net..   0.02    0.10   0.13    0.14    0.00        0.01      0.02   0.02     0.03
Net realized and
 unrealized investment
 gains (losses).........   0.22   (0.23) (0.21)  (0.13)  (0.05)      (0.06)     0.21  (0.05)   (0.03)
Premium deposits and net
 transfers..............   1.14    0.39   0.23    0.46    0.89        2.05      1.94   1.89     0.04
Investment by Sponsor...  (0.76)   0.00   0.00    0.00    0.00        0.15      0.28   0.31     0.99
Transfer to Sponsor for
 benefits and
 terminations...........  (0.06)  (0.02) (0.04)  (0.07)  (0.01)       0.00      0.00   0.00     0.00
                          -----   -----  -----   -----   -----       -----     -----  -----    -----
Increase in net asset
 value..................   0.56    0.24   0.11    0.40    0.83        2.15      2.45   2.17     1.03
Net asset value,
 beginning of the
 period.................   1.66    1.67   1.68    2.21    1.03        0.00      0.00   0.00     0.00
                          -----   -----  -----   -----   -----       -----     -----  -----    -----
Net asset value, end of
 the period.............  $2.22   $1.91  $1.79   $2.61   $1.86       $2.15     $2.45  $2.17    $1.03
                          =====   =====  =====   =====   =====       =====     =====  =====    =====

                                                                     APPENDIX A

               ILLUSTRATIONS OF DEATH BENEFITS AND POLICY VALUES

  The following tables illustrate how the Policy Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Policy Values and Death Benefits of a Policy issued to an Insured of a given age who pays the given premium at issue would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0%, 4%, 8% or 12%. The table on page A-2 illustrates a Policy issued to a female age 35 for $10,000 initial premium, standard risk class with the minimum initial Death Benefit. The tables on pages A-3 and A-4 illustrate a Policy issued to a male age 55 for $50,000 initial premium, preferred risk class with the minimum initial Death Benefit. The Policy Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 4%, 8% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

  The second column of the tables shows the value of the premium paid accumulated at 5% interest. The following columns show the Death Benefits and the Policy Values for uniform hypothetical rates of return shown in these tables. The table on page A-3 is based on the current cost of insurance and administrative charges. This reflects the basis on which United Investors currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are contained in the 1980 Commissioners' Standard Ordinary Mortality Tables. The Death Benefits and Policy Values shown in the tables on pages A-2 and A-4 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

  The values shown assume that a Policyowner maintains Policy Values in equal proportion among the Money Market, Bond, High Income, Growth, Income, International, Small Cap, Balanced, Limited-Term Bond and Asset Strategy portfolios of the Fund, and they take into account an average of the daily investment management fee currently paid by those ten portfolios in 1996 (which is equivalent to the annual rate of .67% of the aggregate average daily net assets of those portfolios), an average of the actual annual expenses incurred by those ten portfolios in 1996 (which is an annual rate of .10%), the daily charge by United Investors to each Investment Division for assuming mortality and expense risks (which is equivalent to an annual rate of .60%), the annual deduction on each of the first ten Policy Anniversaries for state and local premium taxes, underwriting and issue expenses, and sales expenses (which is equivalent to an annual rate of 1.20% of the initial premium), the annual deduction for cost of insurance and the $50 annual deduction for administrative expenses. The values shown do not reflect the Science and Technology Portfolio which began operations in 1997.

  Taking into account the mortality and expense risk charge of .60% and the charge for investment management fees from the Fund, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12%, correspond to approximate net annual rates of -1.37%, 2.63%, 6.63% and 10.63% respectively.

  The hypothetical values shown in the tables do not reflect charges for any federal income tax burden attributable to the Variable Account, since United Investors is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits and Policy Values illustrated. (See Federal Tax Matters.)

  The tables illustrate the values that would result based upon the hypothetical investment rates of return if only a single premium is paid as indicated, and if no Policy loans have been made.

  Illustrated values would be different if the proposed Insured were another age.

  Upon request, United Investors will provide a comparable illustration based upon the Proposed Insured's age and the initial Death Benefit requested.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                FEMALE ISSUE AGE 35        STANDARD RISK CLASS

                        $10,000 INITIAL PREMIUM PAYMENT
            MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES(1)

                                                  ASSUMING HYPOTHETICAL GROSS
END OF                                  PYMTS      ANNUAL RATE OF RETURN OF:
POLICY                                   PLUS   --------------------------------
YEAR                                   INT.@ 5%   0%      4%      8%      12%
------                                 --------   --      --      --      ---
                                                       DEATH BENEFITS(2)
1..................................... $10,500  $62,365 $62,365 $62,365 $ 62,365
2.....................................  11,025   62,365  62,365  62,365   62,365
3.....................................  11,576   62,365  62,365  62,365   62,365
4.....................................  12,155   62,365  62,365  62,365   62,365
5.....................................  12,763   62,365  62,365  62,365   62,365
10....................................  16,289   62,365  62,365  62,365   62,365
20....................................  26,533   62,365  62,365  62,365   94,075
30....................................  43,219    (3)    62,365  62,365  193,362
A 65..................................  43,219    (3)    62,365  62,365  193,362
                                                        POLICY VALUES(2)
1.....................................          $ 9,863 $10,263 $10,663 $ 11,063
2.....................................            9,475  10,270  11,098   11,957
3.....................................            9,085  10,272  11,556   12,942
4.....................................            8,694  10,266  12,039   14,026
5.....................................            8,299  10,253  12,546   15,220
10....................................            6,231  10,010  15,483   23,271
20....................................            2,373   9,501  25,732   59,920
30....................................            (3)     6,229  44,525  158,493
A 65..................................            (3)     6,229  44,525  158,493
                                                      SURRENDER VALUES(2)
1.....................................          $ 9,063 $ 9,463 $ 9,863 $ 10,263
2.....................................            8,775   9,570  10,398   11,257
3.....................................            8,485   9,672  10,956   12,342
4.....................................            8,194   9,766  11,539   13,526
5.....................................            7,899   9,853  12,146   14,820
10....................................            6,231  10,010  15,483   23,271
20....................................            2,373   9,501  25,732   59,920
30....................................            (3)     6,229  44,525  158,493
A 65..................................            (3)     6,229  44,525  158,493

  (1) Current and maximum charges are the same for female standard risks.
  (2) Assumes no Policy loans have been made.
  (3) In the absence of an additional premium payment, the Policy would lapse.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                MALE ISSUE AGE 55         PREFERRED RISK CLASS

                        $50,000 INITIAL PREMIUM PAYMENT
             CURRENT COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                                                 ASSUMING HYPOTHETICAL GROSS
END OF                               PYMTS        ANNUAL RATE OF RETURN OF:
POLICY                                PLUS   -----------------------------------
YEAR                                INT.@ 5%    0%       4%       8%      12%
------                              --------    --       --       --      ---
                                                      DEATH BENEFITS(1)
1.................................. $ 52,500 $126,599 $126,599 $126,599 $126,599
2..................................   55,125  126,599  126,599  126,599  126,599
3..................................   57,881  126,599  126,599  126,599  126,599
4..................................   60,775  126,599  126,599  126,599  126,599
5..................................   63,814  126,599  126,599  126,599  126,599
10.................................   81,445  126,599  126,599  126,599  147,379
20.................................  132,665  126,599  126,599  152,398  340,984
30.................................  216,097    (2)    126,599  275,675  892,910
A 65...............................   81,445  126,599  126,599  126,599  147,379
                                                      POLICY VALUES(1)
1..................................          $ 49,315 $ 51,315 $ 53,315 $ 55,315
2..................................            47,520   51,512   55,666   59,981
3..................................            45,691   51,670   58,143   65,130
4..................................            43,826   51,786   60,758   70,825
5..................................            41,919   51,855   63,521   77,132
10.................................            31,446   51,240   79,975  120,802
20.................................             4,634   46,323  142,428  318,677
30.................................             (2)        570  262,548  850,390
A 65...............................            31,446   51,240   79,975  120,802
                                                     SURRENDER VALUES(1)
1..................................          $ 45,315 $ 47,315 $ 49,315 $ 51,315
2..................................            44,020   48,012   52,166   56,481
3..................................            42,691   48,670   55,143   62,130
4..................................            41,326   49,286   58,258   68,325
5..................................            39,919   49,855   61,521   75,132
10.................................            31,446   51,240   79,975  120,802
20.................................             4,634   46,323  142,428  318,677
30.................................             (2)        570  262,548  850,390
A 65...............................            31,446   51,240   79,975  120,802

  (1) Assumes no Policy loans have been made.
  (2) In the absence of an additional premium payment, the Policy would lapse.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                MALE ISSUE AGE 55         PREFERRED RISK CLASS

                        $50,000 INITIAL PREMIUM PAYMENT
             MAXIMUM COST OF INSURANCE AND ADMINISTRATIVE CHARGES

                                                 ASSUMING HYPOTHETICAL GROSS
END OF                               PYMTS        ANNUAL RATE OF RETURN OF:
POLICY                                PLUS   -----------------------------------
YEAR                                INT.@ 5%    0%       4%       8%      12%
------                              --------    --       --       --      ---
                                                      DEATH BENEFITS(1)
1.................................. $ 52,500 $126,599 $126,599 $126,599 $126,599
2..................................   55,125  126,599  126,599  126,599  126,599
3..................................   57,881  126,599  126,599  126,599  126,599
4..................................   60,775  126,599  126,599  126,599  126,599
5..................................   63,814  126,599  126,599  126,599  126,599
10.................................   81,445  126,599  126,599  126,599  141,787
20.................................  132,665    (2)    126,599  133,769  320,905
30.................................  216,097    (2)      (2)    237,451  824,888
A 65...............................   81,445  126,599  126,599  126,599  141,787
                                                      POLICY VALUES(1)
1..................................          $ 49,315 $ 51,315 $ 53,315 $ 55,315
2..................................            47,200   51,189   55,339   59,650
3..................................            45,015   50,981   57,444   64,423
4..................................            42,752   50,685   59,638   69,693
5..................................            40,402   50,292   61,929   75,527
10.................................            26,754   46,335   75,059  116,219
20.................................             (2)     22,473  125,018  299,911
30.................................             (2)      (2)    226,144  785,608
A 65...............................            26,754   46,335   75,059  116,219
                                                     SURRENDER VALUES(1)
1..................................          $ 45,315 $ 47,315 $ 49,315 $ 51,315
2..................................            43,700   47,689   51,839   56,150
3..................................            42,015   47,981   54,444   61,423
4..................................            40,252   48,185   57,138   67,193
5..................................            38,402   48,292   59,929   73,527
10.................................            26,754   46,335   75,059  116,219
20.................................             (2)     22,473  125,018  299,911
30.................................             (2)      (2)    226,144  785,608
A 65...............................            26,754   46,335   75,059  116,219

  (1) Assumes no Policy loans have been made.
  (2) In the absence of an additional premium payment, the Policy would lapse.

  It is emphasized that the hypothetical investment rates of return shown above and elsewhere in this Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by a Policyowner and different rates of return of the Fund Portfolios. The Death Benefit and Surrender Value for a Policy would be different from those shown if actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                                                     APPENDIX B

                             DEATH BENEFIT FACTORS

As noted in the Prospectus, after the Policy Date the Death Benefit is equal to the greater of the Minimum Death Benefit or the Policy Value times the applicable Death Benefit Factor. The Death Benefit Factors are listed below.

           Attained                                           Attained
             Age                 Factor                         Age                          Factor
           --------              ------                       --------                       ------
             0-40                 2.50                           68                           1.17
               41                 2.43                           69                           1.16
               42                 2.36                           70                           1.15
               43                 2.29                           71                           1.13
               44                 2.22                           72                           1.11
               45                 2.15                           73                           1.09
               46                 2.09                           74                           1.07
               47                 2.03                           75                           1.05
               48                 1.97                           76                           1.05
               49                 1.91                           77                           1.05
               50                 1.85                           78                           1.05
               51                 1.78                           79                           1.05
               52                 1.71                           80                           1.05
               53                 1.64                           81                           1.05
               54                 1.57                           82                           1.05
               55                 1.50                           83                           1.05
               56                 1.46                           84                           1.05
               57                 1.42                           85                           1.05
               58                 1.38                           86                           1.05
               59                 1.34                           87                           1.05
               60                 1.30                           88                           1.05
               61                 1.28                           89                           1.05
               62                 1.26                           90                           1.05
               63                 1.24                           91                           1.04
               64                 1.22                           92                           1.03
               65                 1.20                           93                           1.02
               66                 1.19                           94                           1.01
               67                 1.18                           95                           1.00

                                   PART II

                           UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

      In-so-far as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

                   REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

      This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

      United Investors Life Insurance Company represents that the fees and charges deducted under the variable life policy form are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.

    CONTENTS OF POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT

      This Post-Effective Amendment No. 11 to the Registration Statement comprises the following Papers and Documents:

             The Facing Sheet.
             The Prospectus consisting of 64 pages.
             The Undertaking to File Reports.
             The Undertaking Pursuant to Rule 484.
             Representations Pursuant to Rule 6e-3(T).
             The Signatures.
             Written consents of the following persons:
                    (a)     James L. Sedgwick, Esq.

                    (b)     Messrs. Sutherland, Asbill & Brennan, L.L.P.
                    (c)     W. Thomas Aycock (included in Exhibit 6).

                    (d)     KPMG Peat Marwick LLP.

      The following Exhibits:
      1.    The following Exhibits correspond to those required by paragraph
            A of the instructions as to Exhibits in Form N-8B-2:
            (1) Resolution of the Board of Directors of United Investors establishing the Variable Account.\1\
            (2)     Not Applicable.
            (3)     (a)     Principal Underwriting Agreement.\3\
                    (b)     Not applicable.
                    (c)     Commission Schedule.\4\
            (4)     Not Applicable.
            (5)     Policy Form.\1\
                    (a)     Policy Endorsement, VL94.\4\
            (6)     (a)     Certificate of Incorporation of United Investors.\1\
                    (b)     By-Laws of United Investors.\1\
___________________
 \1\ Previously filed as an Exhibit to Registration Statement No. 33-11465.
 \2\ Previously filed as an Exhibit to Pre-Effective Amendment No. 1 to
      Registration Statement No. 33-11465.
 \3\ Previously filed as an Exhibit to Post-Effective Amendment No. 5 to
      Registration Statement No. 33-11465.
 \4\ Previously filed as an Exhibit to Post-Effective Amendment No. 8 to
      Registration Statement No. 33-11465.

             (7)     Not Applicable.
             (8)     Participation Agreement for TMK/United Funds, Inc.\3\
             (9)     Not Applicable.
            (10)     Application Form.\2\
            (11) Memorandum describing United Investors' issuance, transfer, and redemption procedures for the Policy.\2\
       2.   See Exhibit 1(5).
       3.   Opinion of James L. Sedgwick, Esq.\2\
       4. No financial statements are omitted from Prospectus pursuant to Instruction 1(b) or (c) of Part I.
       5.   Not Applicable.
       6. Opinion and Consent of W. Thomas Aycock, Vice President and Chief Actuary of United Investors.

       7.   Consent of Sutherland, Asbill & Brennan, L.L.P.
       8.   Consent of KPMG Peat Marwick LLP.
       9.   Consent of James L. Sedgwick, Esq., President of United
            Investors.

      27.   Financial Data Schedule

___________________
 \1\ Previously filed as an Exhibit to Registration Statement No. 33-11465. \2\ Previously filed as an Exhibit to Pre-Effective Amendment No. 1 to
      Registration Statement No. 33-11465.
 \3\ Previously filed as an Exhibit to Post-Effective Amendment No. 5 to
      Registration Statement No. 33-11465.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, United Investors Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Birmingham, Alabama, on the 28th day of March, 1997.


(Seal)                               United Investors Life Insurance Company




Attest: ________________________      By:___________________________________
           John H. Livingston               James L. Sedgwick

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.


Signature                       Title                          Date



____________________________ Director, Chairman of   ____________________
Ronald  K. Richey            the Board and Chief
                             Executive Officer


__________________________  Director and President  ____________________
James L. Sedgwick



___________________________  Vice President and      ____________________
W. Thomas Aycock             Chief Actuary, and
                             Director







__________________________   Vice President and      ___________________
Michael J. Klyce             Treasurer



___________________________   Vice President and     ____________________
James L. Mayton, Jr.          Controller



___________________________   Secretary and Associate __________________
John H. Livingston            Counsel, and Director

Signature                       Title                          Date





___________________________   Director               ____________________
Anthony L. McWhorter


___________________________   Director and Assistant ____________________
Carol A. McCoy                Secretary


___________________________   Vice President        _____________________
Ross W. Stagner               and Director



___________________________   Vice President        ______________________
William L. Surber             and Director



___________________________   Director and Vice     ____________________
Keith A. Tucker               Chairman

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant, United Investors Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 11 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Birmingham, Alabama on the 28th day of March, 1997.


                                    United Investors Life Variable Account
                                      (Registrant)




                                    United Investors Life Insurance Company
                                      (Depositor)




Attest: __________________________   By:_______________________________
            John H. Livingston             James L. Sedgwick

                            EXHIBIT INDEX




Exhibit
Number                       Description
-------                      -----------

 6                   Opinion and Consent of W. Thomas Aycock

 7                   Consent of Sutherland, Asbill & Brennan, L.L.P.

 8                   Consent of KPMG Peat Marwick LLP

 9                   Consent of James L. Sedgwick, Esq.


27                   Financial Data Schedule